                                               REGISTRATION NO. 2-83631/811-3738

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No. __                                          [ ]
     Post-Effective Amendment No. 45                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. 46                                                        [X]

                                 VALIC Company I
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              NORI L. GABERT, ESQ.
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  713.831.5165
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                          THE CORPORATION TRUST COMPANY
                              300 EAST LOMBARD ST.
                            BALTIMORE, MARYLAND 21202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:
                              DAVID M. LEAHY, ESQ.
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[ ]  on (date), pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[X]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                December __, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 33 separate funds, nine of which are described in this Prospectus (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                              Broad Cap Value Fund
                               Foreign Value Fund
                               Global Equity Fund
                              Global Strategy Fund
                               Large Cap Core Fund
                        Small Cap Aggressive Growth Fund
                          Small Cap Special Values Fund
                         Small Cap Strategic Growth Fund
                                VALIC Ultra Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                TABLE OF CONTENTS

Topic                                                                       Page
-----                                                                       ----
Cover Page
WELCOME..................................................................     2
ABOUT THE FUNDS..........................................................     2
FUND FACT SHEETS.........................................................     3
      Broad Cap Value Fund...............................................     3
      Foreign Value Fund.................................................     5
      Global Equity Fund.................................................     8
      Global Strategy Fund...............................................    10
      Large Cap Core Fund ...............................................    12
      Small Cap Aggressive Growth Fund...................................    14
      Small Cap Special Values Fund......................................    16
      Small Cap Strategic Growth Fund....................................    19
      VALIC Ultra Fund...................................................    21
EXPENSE SUMMARY..........................................................    24
INVESTMENT GLOSSARY......................................................    26
   Asset-Backed Securities...............................................    26
   Derivatives...........................................................    26
   Depositary Receipts...................................................    26
   Diversification.......................................................    26
   Equity Securities.....................................................    26
   Exchange Traded Funds.................................................    27
   Fixed Income Securities...............................................    27
   Foreign Currency......................................................    28
   Foreign Securities....................................................    28
   Illiquid Securities...................................................    28
   Lending Portfolio Securities..........................................    28
   Loan Participations...................................................    29
   Money Market Securities...............................................    29
   Mortgage-Related Securities...........................................    29
   Repurchase Agreements.................................................    30
   Swap Agreements.......................................................    30
ABOUT THE SERIES COMPANY'S MANAGEMENT....................................    31
   Investment Adviser....................................................    31
   Investment Sub-Advisers...............................................    31
      American Century Investment Management, Inc. ......................    32
      Barrow, Hanley, Mewhinney & Strauss, Inc. .........................    33
      Credit Suisse Asset Management, LLC................................    34
      Evergreen Investment Management Company, LLC ......................    35
      Franklin Advisers, Inc. ...........................................    38
      Putnam Investment Management, Inc. ................................    40
      Templeton Global Advisors, Ltd. ...................................    42
      Templeton Investment Counsel, LLC..................................    43
   Legal Proceedings.....................................................    44
   How VALIC is Paid for its Services....................................    44
ACCOUNT INFORMATION......................................................    46
   Series Company Shares.................................................    46
   Buying and Selling Shares.............................................    46
   Frequent or Short-term Trading........................................    46
   Selective Disclosure of Portfolio Holdings............................    47
   How Shares are Valued.................................................    47
   Dividends and Capital Gains...........................................    48
   Tax Consequences......................................................    48
INTERESTED IN LEARNING MORE?.............................................    48

WELCOME

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

BROAD CAP VALUE FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc.

INVESTMENT OBJECTIVE

The Fund seeks total return through capital appreciation with income as a secondary objective.

INVESTMENT STRATEGY

Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large- and medium-capitalization companies that the sub-adviser believes are undervalued. Generally, these stocks will have a market capitalization of at least $1 billion. The Fund may also invest in small market capitalization companies. In addition, the Fund may invest up to 20% of its net assets in foreign securities.

Under normal circumstances, at least 65% of the Fund's net assets will be invested in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred securities, warrants and securities convertible into common stock, and equity swaps. In addition, the Fund may invest up to 15% of its net assets in real estate securities and real estate investment trusts ("REITs"). "Net assets" will take into account borrowing for investment purposes.

The sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the sub-advisor feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser's bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000(R) Value Index. The sub-adviser may sell a security for a variety of reasons, however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's return may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION

Performance information is not shown since this is a new Fund.

FOREIGN VALUE FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Templeton Global Advisors Limited ("Templeton Global")

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. Typically, the Fund will invest at least 80% of its net assets in "foreign securities," as defined below, which may include emerging markets. The Fund may invest up to 100% of its total assets in emerging markets. "Net assets" will take into account borrowings for investment purposes.

For purposes of the Fund's investments, "foreign securities" means those securities issued by companies:

     -    whose principal securities trading markets are outside the U.S.; or

     - that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

     -    that have a significant portion of their assets outside the U.S.; or

     -    that are linked to non-U.S. dollar currencies; or

     - that are organized under the laws of, or with principal offices in, another country.

The Fund also invests in depository receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund may invest up to 20% of its total assets in fixed income securities of companies and governments located anywhere in the world. Fixed income securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of fixed income securities.

The Fund may invest up to 5% of its total assets in derivatives, such as options and equity swaps, to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the sub-adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The sub-adviser considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy.

When choosing equity investments for the Fund, the sub-adviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the sub-adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The sub-adviser also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ration, price/earnings ratio, profit margins and liquidation value.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Country, Sector or Industry Risk: To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PRIOR PERFORMANCE OF A COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on Templeton Global's prior performance with a comparable fund, the Templeton Foreign Fund, see page 42.

GLOBAL EQUITY FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

INVESTMENT STRATEGY

The Fund invests mainly in common stocks of companies worldwide that are believed to have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the sub-adviser places on the company. The sub-adviser also considers other factors that it believes will cause the stock price to rise.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. "Net assets" will take into account borrowings for investment purposes. The Fund invests primarily in mid-sized and large companies, although it can invest in companies of any size. In addition, the Fund invests mainly in companies located in developed countries, though it may invest up to 25% of its total assets in companies located in emerging markets.

The Fund may invest up to 25% of its total assets in depositary receipts. The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 20% of its total assets in various derivative securities or strategies such as options, futures, warrants, equity swaps, interest rate swaps and currency forward contracts. The Fund typically invests in currency forward contracts to hedge underlying equity positions or to alter the currency characteristics of the underlying equity positions.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PRIOR PERFORMANCE OF A COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on Putnam's prior performance with a comparable fund, the Putnam Global Equity Fund, see page 40.

GLOBAL STRATEGY FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISERS

Franklin Advisers, Inc. ("Franklin Advisers")

Templeton Investment Counsel, LLC ("Templeton Investment")

INVESTMENT OBJECTIVE

The Fund seeks high total return.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market instruments. The mix of investments will be adjusted to capitalize on the total return potential produced by changing economic conditions throughout the world. Although the Fund invests mainly in companies located in developed countries, it may invest up to 20% of its total assets in companies located in emerging markets.

There are no minimum or maximum percentage targets for each asset class, though under normal market conditions the Fund invests 50% to 80% of its assets in equity securities.

The Fund's debt investments generally focus on "investment grade" securities. The Fund may also invest in debt securities that are rated below investment grade or, if unrated, determined by the sub-adviser to be of comparable rating, including high yield debt securities and debt securities that are in default at the time of purchase. The Fund may invest up to 30% of its total assets in such high yield, lower-rated debt securities, commonly referred to as "junk bonds", and up to 10% in defaulted debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-adviser's internal analysis.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund currently may invest up to 5% of its total assets in derivatives, including equity swaps, put and call options and collars. With derivatives, the sub-adviser attempts to predict whether an underlying investment will increase or decrease at some future time. The sub-adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The sub-advisers' investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the sub-adviser will focus on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value and cash flow. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, the sub-adviser allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the sub-adviser's outlook for changes in interest rates, and credit risks. With respect to debt securities, the sub-adviser may also from time to time seek to hedge (protect) against currency risks by using forward currency exchange contracts.

Franklin Advisers manages the debt portion of the Fund and Templeton Investment manages the equity portion of the Fund.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PRIOR PERFORMANCE OF A COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on Franklin Advisers' and Templeton Investment's prior performance with a comparable fund, the Templeton Global Asset Allocation Fund, see page 39 under Franklin Advisers.

LARGE CAP CORE FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Evergreen Investment Management Company, LLC ("Evergreen")

INVESTMENT OBJECTIVE

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large-sized U.S. companies (i.e., companies whose market capitalization falls within the range tracked by the Russell 1000(R) Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000(R) Index. As of its last reconstitution on June 24, 2005, the Russell 1000(R) Index had a market capitalization range of approximately $1.8 billion to $386.9 billion. "Net assets" will take into account borrowing for investment purposes.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having some kind of competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth.

The Fund intends to seek additional income primarily by investing up to 20% of its total assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its total assets in foreign securities, including issuers located in emerging markets.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large-Cap Company Risk. Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PRIOR PERFORMANCE OF A COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on Evergreen's prior performance with a comparable fund, the Evergreen Fundamental Large Cap Fund, see page 35.

SMALL CAP AGGRESSIVE GROWTH FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management, LLC ("CSAM")

INVESTMENT OBJECTIVE

The Fund seeks capital growth.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its net assets in equity securities of small U.S. companies. "Net assets" will take into account borrowing for investment purposes. Using a growth investment style, the sub-adviser seeks to identify companies with attractive capital-growth potential with any of the following characteristics:

     -    companies still in the developmental stage;

     -    older companies that appear to be entering a new stage of growth; and

     - companies providing products or services with a high unit-volume growth rate

The Fund may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The Fund may also invest in emerging-growth companies--small- or medium-size companies that have passed their startup phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situation companies"--companies experiencing unusual developments affecting their market value.

The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000(R) Index. As of its last reconstitution on June 24, 2005, the Russell 2000(R) Index had a market capitalization range of approximately $182.6 million to $1.8 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to small-company equities.

Although the Fund may invest the remaining 20% of its net assets in various securities up to the limitations provided, it intends to invest in such instruments only to a limited extent. Such investments include derivatives such as futures and options (15%), equity swaps (5%), foreign securities (10%), investment grade debt securities (20%), warrants (15%) and illiquid securities (15%).

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Special-Situations Risk companies. Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

Small Company Risk: Investing in small companies involves greater risk than in customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and ore volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PRIOR PERFORMANCE OF A COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on CSAM's prior performance with a comparable fund, the Credit Suisse Small Cap Growth Fund, see page 34.

SMALL CAP SPECIAL VALUES FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISERS

Evergreen Investment Management Company, LLC ("Evergreen")
Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE

The Fund seeks to produce growth of capital by investing primarily in common stocks.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000(R) Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000(R) Index. As of its last reconstitution on June 24, 2005, the Russell 2000(R) Index had a market capitalization range of approximately $182.6 million to $1.8 billion. "Net assets" will take into account borrowing for investment purposes.

The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below average risk. Typical investments are in stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

Although the Fund may invest the remaining 20% of its net assets in other types of securities including those that fall outside the range of the Russell 2000(R) Index, it intends to invest in such instruments only to a limited extent. Such investments and the limitations in such investments are as follows: foreign securities, including securities of emerging market issuers (20%), investment grade fixed income securities (20%), lower rated fixed income securities, commonly referred to as junk bonds (5%), depositary receipts (20%), other investment companies including exchange traded funds (10%), derivatives such as futures, options and equity swaps (20%), convertible securities (20%) and illiquid securities (15%).

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs.

Putnam and Evergreen each manage approximately 50% of the Fund's assets.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of greater market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PRIOR PERFORMANCE OF COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on Evergreen's prior performance with a comparable fund, the Evergreen Special Values Fund, see page 36. For information on Putnam's prior performance with a comparable fund, the Putnam Small Cap Value Fund, see page 41.

SMALL CAP STRATEGIC GROWTH FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Evergreen Investment Management Company, LLC ("Evergreen")

INVESTMENT OBJECTIVE

The Fund seeks capital growth by investing primarily in common stocks.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000(R) Index, at the time of purchase). "Net assets" will take into account borrowing for investment purposes.

In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000(R) Index. As of its last reconstitution on June 24, 2005, the Russell 2000(R) Index had a market capitalization range of approximately $183 million to $1.8 billion. The sub-adviser selects stocks of companies which it believes have the potential for accelerated growth in earnings and price.

Although the Fund intends, under normal circumstances, to be fully invested in common stocks of small U.S. companies, the Fund may invest the remaining 20% of its net assets in cash, cash equivalents and various securities up to the limitations provided, but it intends to invest in such instruments only to a limited extent. Such investments and their limitations include, derivatives such as futures and options (5%), equity swaps (5%), foreign securities, including securities of issuers located in emerging markets (20%), investment grade debt securities (20%), and warrants (5%).

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Style Risk: The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the sub-adviser has invested perform. The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser's assessment of the prospects for a company's earnings growth is wrong, or if the sub-adviser's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than in customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and ore volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PRIOR PERFORMANCE OF A COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on Evergreen's prior performance with a comparable fund, the Evergreen Special Equity Fund, see page 37.

VALIC ULTRA FUND
Fact Sheet

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The sub-adviser looks for stocks of larger-sized companies it believes will increase in value over time, using an investment strategy that it has developed. In implementing this strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that it makes investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, the sub-adviser tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the sub-adviser buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although most of the Fund's assets will be invested in U.S. stocks, the Fund may invest up to 20% of its total assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries, though the Fund may invest in securities of issuers located in emerging markets.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in domestic and foreign preferred stocks, convertible debt securities, equity equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The Fund may invest up to 35% of its assets in debt securities.

Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk. Investments in futures, options, warrants and swap contracts, if any, are subject to additional volatility and potential losses. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Style Risk: The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the sub-adviser has invested perform. The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser's assessment of the prospects for a company's earnings growth is wrong, or if the sub-adviser's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large-Cap Company Risk. Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PRIOR PERFORMANCE OF A COMPARABLE FUND

The Fund is a new offering and has no performance history. For information on American Century's prior performance with a comparable fund, the American Century Ultra Fund, see page 32.

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets based on estimated amounts for the year ended May 31, 2006)

                                   BROAD CAP   FOREIGN    GLOBAL
                                     VALUE*     VALUE*   EQUITY*
                                   ---------   -------   -------
Management Fees ................     0.70%      0.70%     0.80%
Other Expenses .................     0.23%      0.31%     0.32%
Total Fund Operating Expenses ..     0.93%      1.01%     1.12%
Expense Reimbursement ..........     0.08%      0.01%     0.02%
Net Expenses ...................     0.85%      1.00%     1.10%

                                     GLOBAL    LARGE CAP        SMALL CAP
                                   STRATEGY*     CORE*     AGGRESSIVE GROWTH*
                                   ---------   ---------   ------------------
Management Fees ................     0.50%       0.70%            0.85%
Other Expenses .................     0.32%       0.17%            0.25%
Total Fund Operating Expenses ..     0.82%       0.87%            1.10%
Expense Reimbursement ..........     0.02%       0.02%            0.10%
Net Expenses ...................     0.80%       0.85%            1.00%

                                      SMALL CAP         SMALL CAP       VALIC
                                   SPECIAL VALUES   STRATEGIC GROWTH*   ULTRA
                                   --------------   -----------------   -----
Management Fees ................        0.75%             0.85%         0.80%
Other Expenses .................        0.14%             0.17%         0.12%
Total Fund Operating Expenses ..        0.89%             1.02%         0.92%
Expense Reimbursement ..........          --              0.02%           --
Net Expenses ....................       0.89%             1.00%         0.92%

(*) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the Net Expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                      1 Year   3 Years
                                      ------   -------
Broad Cap Value Fund...............    $ 87      $288
Foreign Value Fund.................    $102      $321
Global Equity Fund.................    $112      $354
Global Strategy Fund...............    $ 82      $260
Large Cap Core Fund................    $ 87      $276
Small Cap Aggressive Growth Fund...    $102      $340
Small Cap Special Values Fund......    $ 91      $284
Small Cap Strategic Growth Fund....    $102      $323
VALIC Ultra Fund...................    $ 94      $293

INVESTMENT GLOSSARY

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

ASSET-BACKED SECURITIES

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DEPOSITARY RECEIPTS

Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

DERIVATIVES

Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION

Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ( the "1940 Act"). All of the Funds are diversified under the 1940 Act.

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and Depositary Receipts. More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")

These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES

Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's) or BBB by Standard & Poor's ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES

Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund. A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS

A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

     - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     - Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

     -    Commercial paper sold by corporations and finance companies.

     - Corporate debt obligations with remaining maturities of 13 months or less.

     - Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

SWAP AGREEMENTS

Swap agreements are two party contracts entered into for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, mortgage swaps, and total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rates that stock holder do have. Interest rate swaps are the most common type of swap. They typically exchange fixed rate payments against floating rate payments. Exceptions exist, such as floating-to-floating swaps. A total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets.

ABOUT THE SERIES COMPANY'S MANAGEMENT

INVESTMENT ADVISER

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

The Statement of Additional Information provides additional information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) they manage, and the structure and method used by the sub-adviser to determine their compensation. In addition, the Statement of Additional Information contains a discussion of the factors considered by the Board of Director's in connection with its approval of the advisory and sub-advisory agreements with respect to the Funds.

THE SUB-ADVISERS ARE:

     American Century Investment Management, Inc.
     Barrow, Hanley, Mewhinney & Strauss, Inc.
     Credit Suisse Asset Management, LLC
     Evergreen Investment Management Company, LLC
     Franklin Advisers, Inc.
     Putnam Investment Management, LLC
     Templeton Global Advisors Ltd.
     Templeton Investment Counsel, LLC

VALIC Ultra Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $100.9 billion in assets under management as of July 31, 2005. The daily management of the Fund is directed by a team of portfolio managers consisting of Bruce A. Wimberly, Wade W. Slome and Jerry Sullivan.

Mr. Wimberly, Vice President and Senior Portfolio Manager, has been a member of the team that manages American Century Ultra Fund since July 1996. He joined American Century in September 1994 as an Investment Analyst. In 2000, he was named to his current position. Mr. Slome, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 1998. He was promoted to Portfolio Manager in July 2002. He joined American Century in June 1998 as an Investment Analyst. He is a CFA charterholder. Mr. Sullivan, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 2001. Before joining American Century in February 2000, he was a Portfolio Manager with the Franklin Templeton Group from March 1998 to October 1999.

Prior Performance of a Comparable Fund managed by American Century (VALIC Ultra Fund)

The VALIC Ultra Fund and the American Century Ultra Fund, which is also advised by American Century, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of American Century, performance information regarding the American Century Ultra Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the American Century Ultra Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Investor Class of the American Century Ultra Fund, as reflected in the American Century Investments prospectus dated February 27, 2005. The Fund is sold only through a Contract with VALIC or one of its affiliates, or through a Plan for which VALIC or one of its affiliates provides securities, while the American Century Ultra Fund is sold to the general public. The returns do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR INVESTOR CLASS SHARES OF THE
AMERICAN CENTURY ULTRA FUND
[Bar Chart]

1995    37.68%
1996    13.85%
1997    23.13%
1998    34.55%
1999    41.46%
2000   -19.91%
2001   -14.61%
2002   -23.15%
2003    25.83%
2004    10.69%

Best quarter: Quarter ended December 31, 1999     32.09%
Worst quarter: Quarter ended March 31, 2001      -17.49%

The table below compares the performance of the American Century Ultra Fund to that of the S&P 500(R) Index and the Russell 1000(R) Growth Index. The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representations. It is a market-weighted index, with each stock's percentage in the Index in proportion to its market value. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns as of December 31, 2004

                               1 Year   5 Years   10 Years
                               ------   -------   --------
American Century Ultra Fund
   Investor Class Shares       10.69%    -6.05%    10.39%
S&P 500(R) Index               10.88%    -2.30%    12.07%
Russell 1000(R) Growth Index    6.30%    -9.29%     9.59%

Broad Cap Value Fund

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHMS")

3232 McKinney Ave., 15th Floor, Dallas, Texas 75204-2429

BHMS has been providing investment counseling since 1979 and as of August 31, 2005, had approximately $49 billion in assets under management.

Timothy J. Culler, CFA and Mark Giambrone, CPA will be responsible for the day-to-day management of the assets of the Broad Cap Value Fund. Mr. Culler joined BHMS in April 1999 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was at INVESCO Capital Management where he served as Chief Investment Officer. Mr. Giambrone joined BHMS in December 1998 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was a portfolio consultant at HOLT Value Associates

James P. Barrow, Robert J. Chambers, CFA, Richard A. Englander, CFA, J. Ray Nixon and are portfolio managers who will assist Messrs. Culler and Giambrone in the management of the Broad Cap Value Fund. Mr. Barrow founded BHMS in 1979 and is currently a member of the large- and mid-cap value equity teams. Mr. Chambers joined BHMS as a principal in August 1994 and is currently a member of the large cap value equity team. Mr.

Englander joined BHMS as a principal in April 1985 and is a member of the large cap value equity team. Mr. Nixon joined BHMS as a principal in June 1994 and is currently a member of the large cap value equity team.

Small Cap Aggressive Growth Fund

CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM")

466 Lexington Avenue, New York, NY 10017

CSAM is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients. As of July 31, 2005, CSAM managed over $24 billion in the U.S. and over $327 billion in 16 countries.

The Small Cap Aggressive Growth Fund is managed by a team of portfolio managers, consisting of Marian U. Pardo, Calvin E. Chung and Leo M. Bernstein. Ms. Pardo, Managing Director, joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of their U.S. Small Company Fund. Mr. Chung, CFA, Director, joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Mr. Bernstein, Director, is an analyst and portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios. He joined CSAM in 1999.

Prior Performance of a Comparable Fund managed by CSAM (Small Cap Aggressive Growth Fund)

The Small Cap Aggressive Growth Fund and the Credit Suisse Small Cap Growth Fund, which is also advised by CSAM, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of CSAM, performance information regarding the Credit Suisse Small Cap Growth Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Credit Suisse Small Cap Growth Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Common Class shares of the Credit Suisse Growth Fund, as reflected in the Credit Suisse Fund Prospectus dated February 28, 2005. The Fund is sold only through a Contract with VALIC or one of its affiliates, or through a Plan for which VALIC or one of its affiliates provides securities, while the Credit Suisse Growth Fund is sold to the general public. The returns of the Credit Suisse Growth Fund is sold to the general public do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS OF CREDIT SUISSE SMALL CAP GROWTH FUND COMMON CLASS SHARES [BAR CHART]

1997    22.29%
1998    -1.40%
1999    99.23%
2000    -9.11%
2001   -13.07%
2002   -30.78%
2003    46.45%
2004    11.11%

Best quarter: Quarter ended December 31, 1999      58.51%
Worst quarter: Quarter ended September 30, 2001   -25.20%

The table below compares the performance of the Credit Suisse Small Cap Growth Fund to that of the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of Russell 2000 companies with higher price-to-earnings ratios and higher forecasted growth values.

Average Annual Total Returns as of December 31, 2004

                                               1 Year   5 Years   10 Years
                                               ------   -------   --------
Credit  Suisse  Small Cap Growth Fund Common
   Class Shares                                11.41%    -2.31%     9.96%
Russell 2000(R) Growth Index                   14.31%    -3.57%     4.08%

Large Cap Core Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("EVERGREEN")

200 Berkeley Street, Boston, Massachusetts 02116-5034

Evergreen has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of December 31, 2004. Evergreen is a subsidiary of Wachovia Corporation ("Wachovia"), the fourth largest bank holding company in the United States with over $493.3 billion in consolidated assets as of December 31, 2004.

Management of the Large Cap Core Fund

The Large Cap Core Fund is managed by Walter McCormick, CFA. Walter McCormick is a Managing Director, Senior Portfolio Manager and Head of Evergreen's Value Equity Team. He originally joined a predecessor of Evergreen in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined Evergreen in March 2002. Mr. McCormick has been working in the investment management field since 1970.

Prior Performance of a Comparable Fund managed by Evergreen (Large Cap Core
Fund)

The Large Cap Core Fund and the Evergreen Fundamental Large Cap Fund (formerly known as the Evergreen Growth and Income Fund), which is also advised by Evergreen, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Evergreen, performance information regarding the Evergreen Fundamental Large Cap Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Evergreen Fundamental Large Cap Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Class I shares of the Evergreen Fundamental Large Cap Fund, as reflected in the Evergreen Domestic Equity Funds II prospectus dated December 1, 2005. The Fund is sold only through a Contract with VALIC or one of its affiliates, or through a Plan for which VALIC or one of its affiliates provides securities, while the Evergreen Fundamental Large Cap Fund is sold to the general public. The returns of the Evergreen Fundamental Large Cap Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR
EVERGREEN FUNDAMENTAL LARGE CAP FUND CLASS I SHARES
[BAR CHART]

1995    32.94%
1996    23.82%
1997    31.25%
1998     5.23%
1999    14.54%
2000    -5.82%
2001   -14.64%
2002   -16.75%
2003    29.46%
2004    _____%

Best quarter: Quarter ended December 31, 1999      17.08%
Worst quarter: Quarter ended September 30, 2001   -19.58%

The table below compares the performance of the Evergreen Fundamental Large Cap Fund Class I Shares to that of the Russell 1000(R) Value Index as of December 31, 2004. The Russell 1000(R) Value Index is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000(R) companies with low price-to-book ratios and low forecasted earnings and growth rates.

              Average Annual Total Returns as of December 31, 2004

                                       1 Year   5 Years   10 Years
                                       ------   -------   --------
Evergreen Fundamental Large Cap Fund
  Class I Shares
Russell 1000(R) Index

Management of the Small Cap Special Values Fund

Evergreen is responsible for managing approximately 50% of the assets of the Small Cap Special Values Fund. Evergreen's portion of the Fund's assets are managed by James M. Tringas, CFA. Mr. Tringas is a Vice President, Senior Portfolio Manager and member of the Value Equity team at Evergreen. He joined Evergreen in January 2002. From 1999 until he joined Evergreen, Mr. Tringas was a vice president and portfolio manager with Wachovia Asset Management, where he also served as a security analyst from 1994 until 1999.

Prior Performance of a Comparable Fund managed by Evergreen (Small Cap Special Values Fund)

The Small Cap Special Values Fund and the Evergreen Special Values Fund, which is also advised by Evergreen, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Evergreen, performance information regarding the Evergreen Special Values Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Evergreen Special Values Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Class I shares of the Evergreen Special Values Fund, as reflected in the Evergreen Domestic Equity Funds II prospectus dated December 1, 2005. The Fund is sold only through a Contract with VALIC or one of its affiliates, or through a Plan for which VALIC or one of its affiliates provides securities, while the Evergreen Special Values Fund is sold to the general public. The returns of the Evergreen Special Values Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS OF EVERGREEN SPECIAL VALUES FUND
CLASS A SHARES(1)
[BAR CHART]

1995   30.26%
1996   36.98%
1997   29.08%
1998   -1.51%
1999    6.39%
2000   15.14%
2001   18.13%
2002   -7.04%
2003   35.36%
2004   20.42%

Best quarter: Quarter ended December 31, 1998      17.20%(1)
Worst quarter: Quarter ended September 30, 1998   -18.00%(1)

The table below compares the performance of the Evergreen Special Values Fund to that of the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

              Average Annual Total Returns as of December 31, 2004

                                1 Year   5 Years   10 Years
                                ------   -------   --------
Evergreen Special Values Fund
   Class I Shares(1)           20.42%    15.78%    17.48%
Russell 2000(R) Value Index    22.25%    17.23%    15.17%

----------
(1) Historical performance shown for Class A and Class I shares prior to June 17, 2002 is based on the performance of the Class A and Y shares of the fund's predecessor fund (Wachovia Special Values Fund). Performance of Class A shares reflect the effects of 12b-1 fees but not sales charges, while Class I shares do not incur any 12b-1 fees or sales charges.

Management of the Small Cap Strategic Growth Fund

The Small Cap Strategic Growth Fund is managed by Tim Stevenson, CFA, CMT. Mr. Stevenson is a Managing Director, Senior Portfolio Manager and Head of Evergreen's Special Equity Team. Mr. Stevenson has been with Evergreen or one of its predecessor firms since 1994. He has been working in the investment management field since 1981.

Prior Performance of a Comparable Fund managed by Evergreeen (Small Cap Strategic Growth Fund)

The Small Cap Strategic Growth Fund and the Evergreen Special Equity Fund, which is also advised by Evergreen, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Evergreen, performance information regarding the Evergreen Special Equity Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Evergreen Special Equity Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Class I shares of the Evergreen Special Equity Fund, as reflected in the Evergreen Domestic Equity Funds I prospectus dated February 1, 2005. The Fund is sold only through a Contract with VALIC or one of its affiliates, or through a Plan for which VALIC or one of its affiliates provides securities, while the Evergreen Special Equity Fund is sold to the general public. The returns of the Evergreen Special Equity Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS OF EVERGREEN SPECIAL EQUITY FUND
CLASS I SHARES(1)
[BAR CHART]

1995    34.44%
1996    26.25%
1997    19.49%
1998     5.65%
1999    74.31%
2000    -7.76%
2001    -9.05%
2002   -27.26%
2003    52.63%
2004     6.00%

Best quarter: Quarter ended December 31, 1998      28.15%(1)
Worst quarter: Quarter ended September 30, 1998   -21.96%(1)

The table below compares the performance of the Evergreen Special Equity Fund to that of the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

              Average Annual Total Returns as of December 31, 2004

                                1 Year   5 Years   10 Years
                                ------   -------   --------
Evergreen Special Equity Fund
   Class I Shares(1)              6.00%   -0.26%    13.94%
Russell 2000(R)Growth Index      14.31     3.57%     7.12%

----------
(1) Historical performance shown for Class I prior to July 27, 1998 is based on the performance of the Class Y shares of the fund's predecessor fund (CoreFund Special Equity Fund) and the original class of shares of the fund's predecessor fund from March 15, 1994 to February 20, 1995.

Global Strategy Fund

FRANKLIN ADVISERS, INC. ("FRANKLIN ADVISERS")

One Franklin Parkway, San Mateo, CA 94403-1906

Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as "Franklin Templeton Investments"), a publicly owned company engaged in the financial services industry through its subsidiaries. As of July 31, 2005, Franklin Templeton Investments managed approximately $438.7 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the debt portion of the Global Strategy Fund is Alexander C. Calvo and Michael Hasenstab. Mr. Calvo, Senior Vice President of Franklin Advisers, has been with Franklin Templeton since 1995, and has managed the debt portion of the Templeton Global Asset Allocation Fund since 1998. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund's debt investment portfolio. The degree to which he may perform his duties may change from time-to-time. Dr. Hasenstab first worked for Franklin Templeton from 1995 to 1998, rejoining again in 2001 after a three-year leave to obtain his Ph.D. Since 2002, he has been an assistant manager of the debt portion of the Templeton Global Asset Allocation Fund and an analyst since 2001.

Prior Performance of a Comparable Fund managed by Franklin Advisers and Templeton Investment

The Global Strategy Fund and the Templeton Global Asset Allocation Fund, which is also advised by Franklin Advisers and Templeton Investment, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Franklin Advisers and Templeton Investment, performance information regarding the Templeton Global Asset Allocation Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Templeton Global Asset Allocation Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Class 1 shares of the Templeton Global Asset Allocation Fund, as reflected in the Franklin Templeton Variable Insurance Products Trust prospectus dated May 1, 2005. The Fund is sold only through a Contract with VALIC or one of its affiliates, or through a Plan for which VALIC or one of its affiliates provides securities, while the Templeton Global Asset Allocation Fund is sold to the general public. The returns of the Templeton Global Asset Allocation Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR CLASS 1 SHARES OF
TEMPLETON GLOBAL ASSET ALLOCATION FUND
[BAR CHART]

1994   -2.96%
1995   22.54%
1996   18.87%
1997   15.52%
1998    6.41%
1999   22.86%
2000    0.29%
2001   -9.72%
2002   -4.17%
2003   32.31%
2004   15.94

Best quarter: Quarter ended December 31, 1998      19.28%
Worst quarter: Quarter ended September 30, 1998   -18.27%

Performance prior to May 1, 2000 reflects the performance of the Templeton Asset Allocation Fund, whose investment objective and investment strategy was substantially similar to the Templeton Global Asset Allocation Fund.

This table below compares the performance of the Templeton Global Asset Allocation Fund's to that of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan Global Government Bond (JPM GGB). The unmanaged MSCI AC World Index is market capitalization weighted and measures the performance of equity securities available to foreign (non-local) investors in developed and emerging markets globally. The unmanaged JPM GGB Index tracks the total returns for liquid fixed-rate government bonds with maturities greater than one year issued by developed countries globally.

              Average Annual Total Returns as of December 31, 2004

                                         1 Year   5 Years   10 Years
                                         ------   -------   --------
Templeton Global Asset Allocation Fund
   Class 1 Shares                        15.94%     5.89%    11.34%
MSCI AC World Index                      15.75%    -1.79%     8.19%
JPM GGB Index                            10.10%     8.85%     7.77%

Global Equity Fund
Small Cap Special Values Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")

One Post Office Square, Boston, Massachusetts 02109

Putnam is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of July 31, 2005, Putnam had approximately $196 billion in assets under management.

Management of the Global Equity Fund

The team responsible for the day-to-day investment decisions of the Global Equity Fund is lead by Shigeki Makino, Chief Investment Officer of Putnam since September 2000. The other team members include Mark A. Bogar, Joshua H. Brooks and Bradford S. Greenleaf. Mr. Bogar has been a portfolio manager with Putnam since 1998. Mr. Brooks has been a chief investment officer-core equities of Putnam since 2003. Previously, he was the chief investment officer of Delaware Investments. Mr. Greenleaf has been a portfolio manager with Putnam since 2004 and was previously the Director of International Investments with Independence Equities.

Prior Performance of a Comparable Fund Managed by Putnam (Global Equity Fund)

The Global Equity Fund and the Putnam Global Equity Fund, which is also advised by Putnam, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Putnam, performance information regarding the Putnam Global Equity Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Putnam Global Equity Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Class A shares of the Putnam Global Equity Fund, as reflected in the Franklin Templeton Variable Insurance Products Trust prospectus dated May 1, 2005. The returns of the Templeton Global Asset Allocation Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

The performance information in this section for periods prior to September 23, 2002 is based on the historical performance of a "prior" Putnam Global Equity Fund, which exchanged substantially all of its net assets for shares of the Putnam Global Equity Fund (which was formerly known as the Putnam Global Growth
Fund), the surviving entity, on September 23, 2002. The Putnam Global Growth Fund changed its name to the Putnam Global Equity Fund on October 1, 2002.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES OF
PUTNAM GLOBAL EQUITY FUND
[BAR CHART]

1995    28.85%
1996    16.48%
1997    23.38%
1998    17.90%
1999    59.66%
2000   -10.27%
2001   -22.03%
2002   -19.04%
2003    28.94%
2004    13.54%

Best quarter: Quarter ended December 31, 1999      35.27%
Worst quarter: Quarter ended September 30, 2001   -16.83%

This table below compares the performance of the Putnam Global Equity Fund's to that of the Morgan Stanley Capital International (MSCI) World Index. The unmanaged MSCI World Index is an unmanaged index of securities of developed and emerging markets.

              Average Annual Total Returns as of December 31, 2004

                            1 Year   5 Years   10 Years
                            ------   -------   --------
Putnam Global Equity Fund
   Class A Shares            7.63%    -4.71%    10.60%
MSCI World Index            14.72%    -2.45%     8.09%

Management of the Small Cap Special Values Fund

Putnam is responsible for managing approximately 50% of the assets of the Small Cap Special Values Fund. Putnam's team responsible for the day-to-day investment decisions of a portion of the assets of the Fund is lead by Edward T. Shadek Jr., Chief Investment Officer, Managing Director and Deputy Head of Investments of Putnam. Mr. Shadek rejoined Putnam in 1997 after having begun his career there in 1987. Mr. Shadek is a Certified Public Accountant with 16 years of investment experience. The other team member is Eric N. Harthun, Managing Director and Portfolio Manager of Putnam. Mr. Harthun, who joined Putnam in 2000, is a CFA charterholder and a Certified Public Accountant with 10 years of financial experience.

Prior Performance of a Comparable Fund managed by Putnam (Small Cap Special Values Fund)

The Small Cap Special Values Fund and the Putnam Small Cap Value Fund, which is advised by Putnam, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Putnam, performance information regarding the Putnam Small Cap Value Fund Class A Shares is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, Putnam is managing approximately 50% of the Fund's assets, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Putnam Small Cap Value Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Class Y shares of the Putnam Small Cap Value Fund, as reflected in the Putnam Investment Funds Trust prospectus dated June 30, 2005. The returns of the Putnam Small Cap Value Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR CLASS Y SHARES OF
PUTNAM SMALL CAP VALUE FUND
[BAR CHART]

2000    24.43%
2001    19.20%
2002   -18.44%
2003    51.02%
2004    26.01%

Best quarter: Quarter ended June 30, 2003          24.65%
Worst quarter: Quarter ended September 30, 2002   -22.08%

This table below compares the performance of the Putnam Small Cap Value Fund's to that of the Russell 2000(R) Value Index. The Russell 2000(R) Value Index is an unmanaged index of those companies in the Russell 2000(R) Index chosen for their value orientation.

              Average Annual Total Returns as of December 31, 2004

                                                   Since
                              1 Year   5 Years   Inception
                              ------   -------   ---------
Putnam Small Cap Value
   Fund - Class Y Shares      19.09%    16.63%     17.16%
Russell 2000(R) Value Index   22.25%    17.23%     16.31%

Performance information shown in the bar chart and table above, for periods prior to the inception of Class Y shares (January 1, 2001) of the Putnam Small Cap Value Fund, is derived from the historical performance of its Class A shares. Class Y shares' performance does not reflect sales charges or higher operating expenses that are applicable to Class A Shares.

FOREIGN VALUE FUND

TEMPLETON GLOBAL ADVISORS LTD. ("TEMPLETON GLOBAL")
Lyford Cay, Nassau, Bahamas

Templeton Global is a wholly-owned subsidiary of Franklin Templeton Investments. As of July 31, 2005, Franklin Templeton Investments managed approximately $438.7 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

Day-to-day decisions and management of the Foreign Value Fund are made by Jeffrey A. Everett, CFA, President and Director of Templeton Global. Mr. Everett joined Templeton in 1989 and has been a manager of the retail Templeton Foreign Fund since 2001. In addition, Murdo Murchison, CFA and Lisa F. Myers have secondary portfolio management responsibilities for the Foreign Value Fund. Mr. Murchison, Executive Vice President, joined Templeton in 1993 and has been a manager of the retail Templeton Foreign Fund since 2001. Ms. Myers, a Portfolio Manager, joined Templeton in 1996 and has been a manager of the retail Templeton Foreign Fund since 2002.

Prior Performance of a Comparable Fund managed by Templeton Global (Foreign Value Fund)

The Foreign Value Fund and the Templeton Foreign Fund, which is also advised by Templeton Global, have substantially similar objectives, policies and strategies. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Templeton Global, performance information regarding the Templeton Foreign Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Templeton Foreign Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Class A shares of the Templeton Foreign Fund, as reflected in the Templeton Funds, Inc. prospectus dated January 1, 2005. The Fund is sold only through a Contract with VALIC or one of its affiliates, or through a Plan for which VALIC or one of its affiliates provides securities, while the Templeton Foreign Fund is sold to the general public. The returns of the Templeton Foreign Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES OF
TEMPLETON FOREIGN FUND
[BAR CHART]

1994    0.35%
1995   11.15%
1996   18.00%
1997    6.65%
1998   -4.89%
1999   39.21%
2000   -3.67%
2001   -7.92%
2002   -8.64%
2003   30.51

Best quarter: Quarter ended June 30, 2003          17.77%
Worst quarter: Quarter ended September 30, 1998   -17.24%

The table below compares the performance of the Templeton Foreign Fund's to that of the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index a broad-based securities market index. The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

              Average Annual Total Returns as of December 31, 2003*

                         1 Year   5 Years   10 Years
                         ------   -------   --------
Templeton Foreign Fund
   Class A Shares        22.97%    6.78%      6.36%
MSCI World Index         39.17%    0.26%      4.78%

*    Due to the timing of the Templeton Foreign Fund's fiscal year end (August
     31st) and the date of its most recent prospectus (January 1, 2005), the most recent performance information available in that prospectus is as of December 31, 2003.

Global Strategy Fund

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON INVESTMENT")
Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394

Templeton Investment is a Delaware limited liability company and a wholly-owned subsidiary of Franklin Templeton Investments. As of July 31, 2005, Franklin Templeton Investments managed approximately $438.7 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the equity portion of the Global Strategy Fund is Peter A. Nori, Tucker Scott and Mark R. Beveridge. Mr. Nori, CFA, Executive Vice President/Portfolio Manager-Research Analyst of Templeton Investment, has been with Franklin Templeton Investments ("Franklin Templeton") since 1987, and has managed the equity portion of the Templeton Global Asset Allocation Fund. Mr. Scott, CFA, Senior Vice President of Templeton, has been with Franklin Templeton since 1996, and has managed the equity portion of the Templeton Global Asset Allocation Fund since 1998. Mr. Beveridge, CFA, Executive Vice President of Templeton, has been with Franklin Templeton Investments 1985, and has managed the equity portion of the Templeton Global Asset

LEGAL PROCEEDINGS

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC. Neither VALIC nor its respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them. In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC or to its ability to provide their respective their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC will need to obtain permission from the Securities and Exchange Commission to continue to serve the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The advisory fee that the Fund will pay to VALIC is as follows:

                                             ADVISORY FEE PAID
                                        (AS A PERCENTAGE OF AVERAGE
            FUND NAME                        DAILY NET ASSETS)
            ---------                   ---------------------------
Broad Cap Value Fund               0.70% of the first $250 million;
                                   0.65% on the next $250 million;
                                   0.60% on the next $500 million; and
                                   0.55% over $1.0 billion.

Foreign Value Fund                 0.73% on the first $250 million;
                                   0.68% of the next $250 million;
                                   0.63% of the next $500 million; and
                                   0.58% over $1.0 billion.

Global Equity Fund                 0.82% on the first $250 million;
                                   0.77% on the next $250 million;
                                   0.72% on the next $500 million; and
                                   0.67% over $1.0 billion.

Global Strategy Fund               0.50% of total assets.

                                             ADVISORY FEE PAID
                                        (AS A PERCENTAGE OF AVERAGE
            FUND NAME                        DAILY NET ASSETS)
            ---------                   ---------------------------
Large Cap  Core Fund               0.70% on the first $250 million;
                                   0.65% on the next $250 million;
                                   0.60% on the next $500 million; and
                                   0.55% over $1.0 billion.

Small Cap Aggressive Growth Fund   0.85% on the first $250 million; and
                                   0.75% over $250 million.

Small Cap Special Values Fund      0.75% on the first $500 million; and
                                   0.70% over $500 million.

Small Cap Strategic Growth Fund    0.85% on the first $250 million; and
                                   0.75% over $250 million.

VALIC Ultra Fund                   0.89% on the first $250 million;
                                   0.84% on the next $250 million;
                                   0.79% on the next $500 million; and
                                   0.74% over $1.0 billion.

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION

SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES

As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING

The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund's junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund and attempt to prevent it through their own policies and procedures. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Series Company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED

The net asset value per share ("NAV") for the Fund is determined no less than each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Fund's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of the Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid quarterly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES

As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information ("SAI") incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information with respect to the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019. The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

     - To view information online: Access the SEC's web site at http://www.sec.gov.

     - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

                                 VALIC COMPANY I


                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND
                              BROAD CAP VALUE FUND
                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND
                               FOREIGN VALUE FUND
                               GLOBAL EQUITY FUND
                              GLOBAL STRATEGY FUND
                           GOVERNMENT SECURITIES FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND
                              INCOME & GROWTH FUND
                            INFLATION PROTECTED FUND
                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                               LARGE CAP CORE FUND
                              LARGE CAP GROWTH FUND
                            LARGE CAPITAL GROWTH FUND
                               MID CAP INDEX FUND
        MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)
                              MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                            SCIENCE & TECHNOLOGY FUND
                        SMALL CAP AGGRESSIVE GROWTH FUND
                                 SMALL CAP FUND
                SMALL CAP INDEX FUND SMALL CAP SPECIAL VALUES FUND
                         SMALL CAP STRATEGIC GROWTH FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                VALIC ULTRA FUND
                                   VALUE FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                     PART B



                                DECEMBER __, 2005




This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I (the "Series Company" or "VC I"). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectuses dated September 19, 2005 and December 5, 2005. The Series Company's Annual Report dated May 31, 2005 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting www.aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.

                                TABLE OF CONTENTS



                                                                                  Page
                                                                                  ----
General Information and History                                                      4
Investment Restrictions                                                              6
     Fundamental Investment Restrictions                                             6
     Non-Fundamental Investment Restrictions                                         7
     Operating Policies                                                              8
Investment Practices                                                                10
     Adjustable Rate Securities                                                     10
     Asset-Backed Securities                                                        10
     Bank Obligations                                                               10
     Convertible Securities                                                         11
     Depositary Receipts                                                            11
     Eurodollar Obligations                                                         12
     Fixed Income Securities                                                        12
     Foreign Currency Exchange Transactions and Forward Contracts                   14
     Foreign Securities                                                             16
     Hybrid Instruments                                                             17
     Illiquid Securities                                                            19
     Initial Public Offerings                                                       19
     Interfund Borrowing and Lending Program                                        19
     Lending Portfolio Securities                                                   19
     Loan Participations                                                            20
     Mortgage-Related Securities                                                    20
     Options and Futures Contracts                                                  23
     Other Investment Companies                                                     30
     Real Estate Securities and Real Estate Investment Trusts                       31
     Repurchase Agreements                                                          31
     Reverse Repurchase Agreements                                                  32
     Rule 144A Securities                                                           32
     Short Sales                                                                    33
     Swap Agreements                                                                33
     Unseasoned Issuers                                                             34
     Variable Rate Demand Notes                                                     34
     Warrants                                                                       34
     When-Issued Securities                                                         35
Investment Adviser                                                                  36
     Approval of Advisory Agreement                                                 38
     Code of Ethics                                                                 50
Investment Sub-advisers                                                             51
Service Agreements                                                                  55
Portfolio Managers                                                                  57
Portfolio Turnover                                                                  73
Portfolio Transactions and Brokerage                                                73
Offering, Purchase, and Redemption of Fund Shares                                   80
Determination of Net Asset Value                                                    80
Accounting and Tax Treatment                                                        81
     Calls and Puts                                                                 81
     Financial Futures Contracts                                                    82
     Subchapter M of the Internal Revenue Code of 1986                              82
     Passive Foreign Investment Companies                                           83
     Section 817(h) of the Code                                                     83

                                                                                  Page
                                                                                  ----
Other Information                                                                   84
     Shareholder Reports                                                            84
     Voting and Other Rights                                                        84
     Proxy Voting Policies and Procedures                                           85
     Proxy Voting Records                                                           87
     Disclosure of Portfolio Holdings Policies and Procedures                       87
     Custody of Assets                                                              88
     Index Funds                                                                    88
     Independent Registered Public Accounting Firm                                  89
Management of the Series Company                                                    90
     Director Ownership of Shares                                                   94
     Compensation of Independent Directors                                          95
Appendix                                                                            97
     Description of Corporate Bond Ratings                                          97
     Description of Commercial Paper Ratings                                        98

                         GENERAL INFORMATION AND HISTORY

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the Inflation Protected, the International Government Bond and the Nasdaq-100(R) Index Funds, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.

The Series Company issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------
AGSPC Asset Allocation Fund              North American - AG Asset Allocation   Asset Allocation Fund
                                         Fund

AGSPC Capital Conservation Fund          North American - AG Capital            Capital Conservation Fund
                                         Conservation Fund

AGSPC Government Securities Fund         North American - AG Government         Government Securities Fund
                                         Securities Fund

AGSPC Growth & Income Fund               North American - AG Growth & Income    Growth & Income Fund
                                         Fund

AGSPC International Equities Fund        North American - AG International      International Equities Fund
                                         Equities Fund

AGSPC International Government Bond      North American - AG International      International Government Bond Fund
Fund                                     Government Bond Fund

AGSPC Mid Cap Index Fund                 North American - AG Mid Cap Index      Mid Cap Index Fund
                                         Fund

AGSPC Money Market Fund                  North American - AG 1 Money Market     Money Market I Fund
                                         Fund

N/A (new fund 10/1/2000)                 North American - AG Nasdaq-100(R)      Nasdaq-100(R) Index Fund
                                         Index Fund

AGSPC Small Cap Index Fund               North American - AG Small Cap Index    Small Cap Index Fund
                                         Fund

AGSPC Social Awareness Fund              North American - AG Social Awareness   Social Awareness Fund
                                         Fund
AGSPC Stock Index Fund                   North American - AG Stock Index Fund   Stock Index Fund

AGSPC Growth Fund                        North American Core Equity Fund        Core Equity Fund

N/A (new fund 10/1/2000)                 North American - American Century      Income & Growth Fund
                                         Income & Growth Fund

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------
N/A (new fund 10/1/2000)                 North American - American Century      International Growth I Fund
                                         International Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders Large Cap    Large Cap Growth Fund
                                         Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders/T. Rowe      Small Cap Fund
                                         Price Small Cap Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price Blue    Blue Chip Growth Fund
                                         Chip Growth Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price         Health Sciences Fund
                                         Health Sciences Fund

AGSPC Science & Technology Fund          North American - T. Rowe Price         Science & Technology Fund
                                         Science & Technology Fund

N/A (new fund 12/31/2001)                N/A                                    Value Fund

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the "Opportunities Fund," was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund.

                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING
All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES
All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION
All Funds except the Health Sciences Fund and the Nasdaq-100(R) Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION
All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, and the Nasdaq-100(R) Index Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

ISSUANCE OF SENIOR SECURITIES
All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING
All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE
All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING
All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES
All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES
All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

FOREIGN SECURITIES
All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.


     100%
     Foreign Value Fund
     Global Equity Fund
     Global Strategy Fund
     International Equities Fund
     International Government Bond Fund
     International Growth I Fund

     35%
     Asset Allocation Fund
     Core Equity Fund
     Growth & Income Fund
     Health Sciences Fund
     Income & Growth Fund
     Mid Cap Index Fund
     Nasdaq-100(R) Index Fund
     Small Cap Index Fund
     Stock Index Fund

     30%
     Inflation Protected Fund
     Large Cap Growth Fund
     Science & Technology Fund
     Small Cap Fund

     25%
     Large Capital Growth Fund
     Mid Cap Strategic Growth Fund
     Value Fund


     20%
     Blue Chip Growth Fund
     Broad Cap Value Fund
     Capital Conservation Fund
     Government Securities Fund
     Large Cap Core Fund
     Money Market I Fund (payable in U.S. Dollars)
     Small Cap Special Values Fund
     Small Cap Strategic Growth Fund
     Socially Responsible Fund
     VALIC Ultra Fund



     10%
     Small Cap Aggressive Growth Fund


MARGIN
All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES
All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES
All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES
All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.

TOTAL INVESTMENT COMPANY INVESTMENT
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES
All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS
All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES


Each Fund, except the Broad Cap Value Fund, Foreign Value Fund, Global Strategy Fund and VALIC Ultra Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.


Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES


Each Fund, other than the Government Securities Fund, International Government Bond Fund, Large Cap Growth Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100 Index Fund, Small Cap Index Fund and Stock Index Fund, may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

DEPOSITARY RECEIPTS


Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund's investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

EURODOLLAR OBLIGATIONS

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and

B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower Rated Fixed Income Securities


The Broad Cap Value Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Income & Growth Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Small Cap Special Values Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian" or "State Street") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets


The Blue Chip Growth Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Income & Growth Fund, Inflation Protected Fund, International Government Bond Fund, International Growth I Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

HYBRID INSTRUMENTS


Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures) and exchange traded funds ("ETFs"), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For more information on ETFs, see "Other Investment Companies."


Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% (5% for the Inflation Protected Fund) of total assets.

Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INITIAL PUBLIC OFFERINGS ("IPOS")


The Blue Chip Growth Fund, Broad Cap Value Fund, Core Equity Fund, Global Equity Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Fund Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may invest in IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

INTERFUND BORROWING AND LENDING PROGRAM

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

LENDING PORTFOLIO SECURITIES

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS


Each Fund, except the Broad Cap Value Fund, Foreign Value Fund, and Global Strategy Fund, may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.


MORTGAGE-RELATED SECURITIES


All Funds, except the Blue Chip Growth Fund, Foreign Value Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.


Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)


Each Fund, except the Blue Chip Growth Fund, Foreign Value Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund, Science & Technology Fund and VALIC Ultra Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls


The Asset Allocation Fund, Broad Cap Value Fund, Capital Conservation Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small Cap Strategic Growth Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, the International Government Bond Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.


To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.


Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.


The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.


Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Government Securities Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.



From time to time, the Blue Chip Growth Fund, Health Sciences Fund, Inflation Protected Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.


The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Capital Growth Fund and Mid Cap Strategic Growth Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.


A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.


Unlisted options may be used by the Blue Chip Growth Fund, Capital Conservation Fund, Foreign Value Fund, Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small Cap Strategic Growth Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."


Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income.

The Blue Chip Growth Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Growth & Income Fund, Health Sciences Fund, Large Cap Core Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund may also write covered put options on stock index futures contracts.



The Blue Chip Growth Fund, Foreign Value Fund, Global Equity Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and VALIC Ultra Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.


Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


Unlisted financial futures contracts, which may be purchased or sold only by the Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.


When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Effective February 2006, the Fund will be required to deposit the initial margin and variation margin with the FCM.

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts


For bona fide hedging purposes, each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.


Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

OTHER INVESTMENT COMPANIES

Each Fund, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and ETFs such as iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

Holding Company Depositary Receipts ("HOLDRs") are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares are managed by Barclay's Global Investors and are listed on the American Stock Exchange ("AMEX"). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")


Each Fund, except the Foreign Value Fund, Large Cap Core Fund and Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.



Each Fund, except the Foreign Value Fund, Large Cap Core Fund and Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price.

The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

REVERSE REPURCHASE AGREEMENTS


The Blue Chip Growth Fund, Broad Cap Value Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund , Small Cap Aggressive Fund, Small Cap Fund, Small Cap Special Values Fund and the Small Cap Strategic Growth Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.


RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Foreign Value Fund, Money Market I Fund and Small Cap Special Values Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


SWAP AGREEMENTS


The Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Values Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.



The Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Fund, Small Cap Special Values, Small Cap Strategic Growth Fund may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.


The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.


UNSEASONED ISSUERS



The Global Strategy Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, Science & Technology Fund, Small Cap Fund and VALIC Ultra Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.


VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WARRANTS

Each Fund, except the Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

                               INVESTMENT ADVISER

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 26, 2005. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts. VC I shall allocate the foregoing expenses among the Funds and, to the extent that any of the foregoing expenses are allocated between the Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below.

                                                                 INVESTMENT ADVISORY FEES PAID FOR
                                                                      FISCAL YEAR ENDED MAY 31,
FUND NAME                                                   2005               2004                2003
Asset Allocation Fund                                      $970,558           $886,029            $792,890
Blue Chip Growth Fund                                       361,858            273,640             148,039
Capital Conservation Fund                                   426,719            410,438             398,255
Core Equity Fund                                          4,578,808          4,788,943           4,334,282
Government Securities Fund                                  703,046            836,372             900,370
Growth & Income Fund                                      1,320,789          1,403,452           1,310,594
Health Sciences Fund                                      1,507,528          1,139,275             558,019
Income & Growth Fund                                      1,792,038          1,712,444           1,459,730
Inflation Protected Fund*                                    14,643                N/A                 N/A
International Equities Fund                               1,190,099            451,688             289,208
International Government Bond Fund                          744,522            745,240             624,463
International Growth I Fund                               3,677,792          3,812,799           3,474,142
Large Cap Growth Fund                                     3,453,615          4,282,624           3,900,263
Large Capital Growth Fund*                                   32,708                N/A                 N/A
Mid Cap Index Fund                                        4,793,800          3,906,884           2,905,924
Mid Cap Strategic Growth Fund*                               30,588                N/A                 N/A
Money Market I Fund                                       2,168,600          2,402,961           2,958,515
Nasdaq-100(R) Index Fund                                    365,334            333,005             121,446
Science & Technology Fund                                11,316,300         12,439,525           8,913,172
Small Cap Fund                                            5,507,596          5,475,614           4,553,763

                                                                 INVESTMENT ADVISORY FEES PAID FOR
                                                                      FISCAL YEAR ENDED MAY 31,
FUND NAME                                                   2005               2004                2003
Small Cap Index Fund                                      1,966,633          1,359,431             753,478
Social Awareness Fund                                     2,037,289          1,918,682           1,646,755
Stock Index Fund                                         11,384,135         10,618,015           8,916,679
Value Fund                                                  140,188            102,208              75,358

*    Commenced operation December 20, 2004.

For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:


FUND NAME                                               AMOUNTS REIMBURSED BY VALIC FOR THE
                                                                 YEAR ENDED MAY 31,
                                                 2005                  2004               2003
Asset Allocation Fund                               -                     -                  -
Blue Chip Growth Fund                          $9,180                     -                  -
Capital Conservation Fund                           -                     -                  -
Core Equity Fund                              467,717              $578,600           $658,912
Government Securities Fund                          -                     -                  -
Growth & Income Fund                           96,514                78,657            109,845
Health Sciences Fund                                -                     -                  -
Income & Growth Fund                          191,233               173,800            188,930
Inflation Protected Fund*                      47,476                     -                  -
International Equities Fund                         -                     -                  -
International Government Bond Fund                  -                     -                  -
International Growth I Fund                 1,002,007               842,022          1,038,269
Large Cap Growth Fund                          90,553               107,493            166,331
Large Capital Growth Fund*                     81,913                     -                  -
Mid Cap Index Fund                                  -                     -                  -
Mid Cap Strategic Growth Fund*                 79,834                     -                  -
Money Market I Fund                           146,265               175,304            269,584
Nasdaq-100(R) Index Fund                              -                     -                  -
Science & Technology Fund                           -                75,743            456,761
Small Cap Fund                                611,317               553,653            571,973
Small Cap Index Fund                                -                     -                  -
Social Awareness Fund                               -                     -                  -
Stock Index Fund                                    -                     -                  -
Value Fund                                     20,058                     -                  -

*    Commenced operations December 20, 2004.

VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2006.

                                         MAXIMUM FUND          EXPENSE BEFORE
              FUND                         EXPENSE               LIMITATION
                                                            (AS OF MAY 31, 2005)
Blue Chip Growth Fund                       1.10%                   1.10%
Core Equity Fund                            0.85%                   0.93%
Growth & Income Fund                        0.85%                   0.90%
Income and Growth Fund                      0.83%                   0.91%

Inflation Protected Fund                    0.65%                   2.27%
International Growth I Fund                 1.01%                   1.29%
Large Cap Growth Fund                       0.96%*                  1.00%
Large Capital Growth Fund                   0.80%                   2.73%
Mid Cap Strategic Growth Fund               0.85%                   2.68%
Money Market I Fund                         0.56%*                  0.61%
Small Cap Fund                              0.95%                   1.05%
Value Fund                                  1.30%                   1.39%

* Effective October 1, 2005, the new rate for the Large Cap Growth Fund and the Money Market I Fund are 0.90% and 0.55%, respectively.

The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

APPROVAL OF ADVISORY AGREEMENTS

         The Board, including the Directors that are not interested persons of the Series Company, as defined in the 1940 Act (the "Independent Directors"), approved with respect to each Fund (except for the New Funds, as defined below, and the Inflation Protected Fund, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund), the Investment Advisory Agreement between VALIC and the Series Company and the Investment Sub-Advisory Agreements between VALIC and each of the following sub-advisers at a meeting of the Board held on July 25-26, 2005: AIGGIC, AIM, American Century, American Century Global, Franklin Portfolio, MFS, Oppenheimer, SAAMCo, T. Rowe Price, Wellington Management and WMA. Also at the July 2005 meeting, the Board, and a majority of the Independent Directors, approved a new Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC ("RCM") that would become effective on or about September 19, 2005. The Investment Advisory Agreement and Investment Sub-advisory Agreements are collectively referred to as the "Advisory Agreements."


         In addition, at a meeting on June 16, 2005, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Advisory Agreement with respect to the "New Funds" (Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund) and Investment Sub-Advisory Agreements with respect to those Funds between VALIC and each of the following sub-advisers: American Century (with respect to the VALIC Ultra Fund), BHMS (with respect to the Broad Cap Value Fund), CSAM (with respect to the Small Cap Aggressive Fund), Evergreen (with respect to the Large Cap Core, Small Cap Special Values and Small Cap Strategic Growth Funds), Franklin Advisers (with respect to the Global Strategy Fund), Putnam (with respect to the Global Equity and Small Cap Special Values Funds), Templeton Global (with respect to the Foreign Value Fund) and Templeton Investment (with respect to the Global Strategy Fund). These Advisory Agreements with respect to these nine Funds were approved for an initial period of two years.


         At a meeting held on April 25-26, 2005, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Sub-Advisory Agreement with AIM and approved an Investment Sub-Advisory Agreement with MFS, both with respect to the International Growth I Fund. The Investment Sub-Advisory Agreements with respect to the Fund were approved for an initial period of two years. The Board noted that AIM and MFS would each manage 25% of the Fund's assets and American Century would continue to manage the remaining 50% of the Fund's assets. AIM and MFS assumed sub-advisory duties effective June 19, 2005.

         In addition, at a regular meeting held on October 18-19, 2004, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Advisory Agreement with respect to certain new VC I funds (the Inflation Protected Fund, Large Capital Growth Fund and Mid Cap Strategic Growth
Fund), and Investment Sub-Advisory Agreements (or amendments thereto) with respect to such Funds, between VALIC and each of the following sub-advisers:
AIGGIC (with respect to the Inflation Protected Fund), AIM (with respect to the Large

Capital Growth Fund), Brazos (with respect to the Mid Cap Strategic Growth
Fund), SAAMCo (with respect to the Large Capital Growth Fund) and Van Kampen (with respect to the Mid Cap Strategic Growth Fund). The Advisory Agreements with respect to these three Funds were approved for an initial period of two years.


         AIGGIC, AIM, American Century, American Century Global, BHMS, Brazos, CSAM, Evergreen, Franklin Advisers, Franklin Portfolio, MFS, Oppenheimer, Putnam, RCM, SAAMCo, T. Rowe Price, Templeton Global, Templeton Investment, Van Kampen, Wellington Management and WMA are collectively referred to as the "Sub-advisers" and each a "Sub-adviser."



         In connection with the approval of Advisory Agreements described above, the Board received materials related to certain factors used in its consideration whether to renew or approve such Advisory Agreements. Those factors included: (1) the nature, extent and quality of services provided or to be provided by (as the case may be) by VALIC and the Sub-advisers; (2) the advisory fee and sub-advisory-fees charged in connection with VALIC's and the Sub-advisers' management of the Funds, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Sub-Advisor Expense Group/Universe"), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Funds, if any, compared to performance of comparable funds as selected by an independent third-party provider of investment company data ("Performance Group/Universe") and against benchmarks and/or indices, and with respect to the New Funds, the International Growth I Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the performance of comparable funds or accounts managed by the relevant Sub-adviser; (4) the costs of services and the benefits potentially derived by VALIC and the Sub-advisers; (5) the terms of the Advisory Agreements; (6) whether the Funds will benefit from possible economies of scale; and (7) information regarding VALIC and each of the Sub-advisers' compliance and regulatory history. The Directors also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.


         The Expense Group and the Performance Group each consists of a Fund and a select group of funds that are chosen to be comparable to the Fund based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large cap value, small cap growth, mid cap core), sales load type, asset size and expense components. In many cases, the other funds that comprise a Fund's Expense Group and Performance Group may differ. The Expense Universe and the Performance Universe each generally consists of a Fund, the funds in its Expense Group or Performance Group, respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group regardless of asset size or primary channel of distribution. A Fund's Subadvisor Expense Group and Subadvisor Expense Universe are comprised of the Fund and certain other comparable funds in its asset category or categories with subadviser agreements. The funds that comprise a Fund's Expense Group/Universe, Performance Group/Universe and Sub-Advisor Group/Universe are selected by an independent third-party provider of investment company data.

         Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account its familiarity with VALIC's management through board meetings, discussions and reports during the preceding year. The Board considered that VALIC is responsible for the management of the day-to-day operations of VC I, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers and makes changes/replacements when deemed appropriate. The Board also noted that VALIC personnel meet on a periodic basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-a-vis competitors. In addition, it was considered that VALIC works to developing marketing strategies to promote an identity for the Funds separate and apart from the insurance products and the employer-sponsored retirement plans. The Board also considered VALIC's financial condition and whether it had the financial wherewithal to provide the services under the Investment Advisory Agreement with respect to each Fund.

         With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by the Sub-adviser, including information presented throughout the previous year, if applicable. The Board considered that the Sub-advisers make investment decisions for the Funds according to each Fund's investment objective and restrictions. It was also noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or VC I are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of VC I concerning its discharge of the foregoing responsibilities. The Board reviewed the qualifications, background and responsibilities of each Sub-adviser's investment and compliance personnel who would be responsible for providing investment management services to the Funds. The Directors also took into account the financial condition of each Sub-adviser. The Directors also noted each Sub-adviser's brokerage practices.

         The Board considered VALIC's and each Sub-adviser's history and investment experience. With respect to RCM and in addition to the considerations described above, the Board noted that RCM would share responsibility for providing investment management services to the Science & Technology Fund with
T. Rowe Price. The Board noted that a contributing factor for the addition of RCM to the Science and Technology Fund was that the addition of RCM could potentially have had a higher return with lower risk based on quantitative models presented by management. The Board noted that a contributing factor for the addition of AIM and MFS as sub-advisers to the International Growth I Fund was that the addition of the sub-advisers could potentially improve performance, maintain style consistency and control portfolio risk. Management presented statistical analyses that showed that the addition of AIM and MFS could potentially reduce portfolio risk while increasing portfolio returns and represented that this was primarily due to AIM's and MFS's differing investment styles.

         The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by VALIC and each Sub-adviser under the Advisory Agreements.

         Fees and Expenses. The Board received and reviewed information regarding each Fund's total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group, Expense Universe and Subadvisor Expense Group and, in some cases as noted below, the Subadviser Expense Universe. It was noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fee and not by the Funds, and that sub-advisory fees may vary widely within the Subadvisor Expense Group or Subadvisor Expense Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.

         The Board noted that management proposed the institution of breakpoints or the addition of additional breakpoints to twelve of the Funds' advisory fee schedules. In addition, the Board noted that management proposed lowering the expense caps of the Large Cap Growth Fund and the Money Market I Fund. The total expense information, advisory fee information, and sub-advisory fee information considered by the Board, among other fee and expense data, is summarized below.

         - Asset Allocation Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's actual sub-advisory fee was at the median of its Subadvisor Expense Group.

         - Blue Chip Growth Fund (subadvised by T. Rowe Price). The Board considered that although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $48.5 million in assets as of April 30, 2005, and if the Fund grows, its total expenses would potentially continue to decrease. In addition, the Board noted that the Fund's actual sub-advisory fees were below the median of its Subadvisor Expense Group.


         - Broad Cap Value Fund (subadvised by BHMS). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and above the median of its Expense Universe. In addition, the Board noted that the Fund's proposed contractual advisory fee was below the median of its Expense Group. The Board also noted that the Fund's proposed sub-advisory fees were above the average of its Subadvisor Expense Group at asset levels below approximately $150 million and below such average for higher asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Capital Conservation Fund (subadvised by AIGGIC ). The Board considered that the Fund's total expenses were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were above the median of the Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of the Subadvisor Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Core Equity Fund (subadvised by Wellington and WMA). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Foreign Value Fund (subadvised by Templeton Global). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were above the median of its Expense Group and below the median of its Expense Universe. In addition, the Board noted that the Fund's contractual advisory fee was below the median of its Expense Group. The Board also noted that the Fund's sub-advisory fees were slightly above the average of its Subadvisor Expense Group at asset levels below approximately $500 million and equal to such average for higher asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.



         - Global Equity Fund (subadvised by Putnam). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were above the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's proposed contractual advisory fee was below the median of its Expense Group. It was also noted that the Fund's proposed sub-advisory fees were at or slightly above the average of its Subadvisor Expense Group for all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.



         - Global Strategy Fund (subadvised by Franklin Advisers and Templeton Investment). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and Expense Universe In addition, the Board noted that the Fund's proposed contractual advisory fees were below the median of its Expense Group. The Board also noted that the Fund's proposed sub-advisory fee was below the average for its Subadvisor Expense Group at asset levels up to approximately $1.2 billion, but rises slightly above the average of its Expense Group at higher asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Government Securities Fund (subadvised by AIGGIC ). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group, noting the relatively small number of funds in the Subadvisor Expense Group. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Growth & Income Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and above the median of its Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

         - Health Sciences Fund (subadvised by T. Rowe Price). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. With respect to sub-advisory fees, it was reported that there were too few comparable funds for the third party provider of investment management information to compose a Subadvisor Expense Group sufficient to provide meaningful comparisons. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Income & Growth Fund (subadvised by American Century). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Inflation Protected Fund (subadvised by AIGGIC). The Board considered that the Fund's proposed advisory fees were at the median of its Expense Group, noting the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include. Management explained the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the expense cap.

         - International Equities Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were below the median of its Expense Universe and slightly above the median of its Expense Group and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - International Government Bond Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and its Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. In addition, it was noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group.

         - International Growth I Fund (subadvised by American Century Global, AIM and MFS). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were slightly above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

         At the April 2005 meeting, the Board noted that the sub-advisory fees of AIM and MFS were below American Century's sub-advisory fee rate but were slightly above the median for the Fund's Subadvisor Expense Group. As a result of the addition of AIM and MFS, the Board noted that the aggregate sub-advisory fee rate payable by VALIC would decrease.


         - Large Cap Core Fund (subadvised by Evergreen). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's proposed contractual advisory fees were below the median of its Expense Group. The Board noted that the Fund's sub-advisory fees were below the average for its Subadvisor Expense Group at asset levels over $125 million. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Large Cap Growth Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered that the Board had approved the lowering of the Fund's expense cap and its advisory fee at its July 2004 meeting, and that the full benefit of this adjustment was not reflected in the comparative fee information. The Board also considered that, at the July 2005 meeting,

      VALIC proposed and the Board approved the reduction of the Fund's contractual advisory fee by 0.10% and lowering the expense cap on total expenses from 0.96% to 0.80%, effective October 1, 2005. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - Large Capital Growth Fund (subadvised by AIM & SAAMCo). At the October 2004 meeting, the Board considered that the Fund's contractual advisory fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

         - Mid Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee.

         - Mid Cap Strategic Growth Fund (subadvised by Brazos & Van Kampen). At the October 2004 meeting, the Board considered that the Fund's contractual management fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

         - Money Market I Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group. The Board took into account its approval at the July 2005 meeting of the reduction of the Fund's cap on total expenses from 0.60% to 0.55%, effective October 1, 2005. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the reduction of the Fund's contractual management fee from 0.50% to 0.40%.

         - Nasdaq-100 Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered management's discussion of the appropriateness of the peer group chosen for the Fund. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - Science & Technology Fund (subadvised by T. Rowe Price and RCM). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's current sub-advisory fees were below the median of its Subadvisor Expense Group. The Board noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

         The Board noted that VALIC also proposed that RCM initially manage $250 million of the Fund's assets, with T. Rowe Price managing the remaining portion of the Fund's assets. As a result of the addition of RCM, the aggregate sub-advisory fee rate payable by VALIC would slightly increase and VALIC will retain a smaller percentage of its advisory fee.


         - Small Cap Aggressive Fund (subadvised by CSAM). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and Expense Universe. The Board considered that the Fund's proposed contractual advisory fees were slightly below the median of its Expense Group. The Board noted that the Fund's proposed sub-advisory fees were slightly above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Small Cap Fund (subadvised by American Century, Franklin Portfolio and T. Rowe Price). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the

      Fund's sub-advisory fees were above the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

         - Small Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were at the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were at the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.


         - Small Cap Special Values Fund (subadvised by Evergreen and Putnam). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and Expense Universe. The Board also noted that the proposed contractual advisory fees were below the median of its Expense Group. In addition, it was noted that the Fund's proposed sub-advisory fees were above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.



         - Small Cap Strategic Growth Fund (subadvised by Evergreen). The Board considered that the Fund's total expenses (taking into account the proposed expense limitation) were slightly above the median of its Expense Group and but below the median of its Expense Universe. In addition, it was noted that the Fund's contractual advisory fees were at the median of its Expense Group. It was also noted that the Fund's sub-advisory fees were slightly above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Social Awareness Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - Stock Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Expense Group.


         - VALIC Ultra Fund (subadvised by American Century). The Board considered that the Fund's total expenses (taking into account the proposed expense limitation) were above the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's proposed contractual advisory fees were above the median of its Expense Group. It was also noted that the Fund's sub-advisory fees were above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Value Fund (subadvised by Oppenheimer). The Board considered that, although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $22.9 million in assets and if the Fund grows, total expenses could potentially continue to decrease. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted that the Fund's proposed sub-advisory fees were above the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

The Directors concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.




         Investment Performance. With respect to the Funds for which Advisory Agreements were approved at the July 2005 Board meeting, the Board received and reviewed information prepared by management and by a third party provider of investment company information regarding the Funds' investment performance compared against its benchmark and other funds in its Performance Group and Performance Universe. All information reviewed by the Board at its July 2005 meeting related to Performance Group, Performance Universe and its Lipper Index are as of the period ended April 30, 2005, while all information prepared by management (including benchmark related information) is as of the period ended June 30, 2005. With respect to the New Funds, the International I Growth Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the Board considered the performance of comparable funds or accounts managed by the relevant Sub-adviser. A summary of certain of the information that the Board considered is as follows:


         - Asset Allocation Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Flexible Portfolio Fund Index and the median of its Performance Universe for the three-, five- and ten-year periods, but trailed such index and its Performance Universe for the one-year period. In addition, it was noted that the Fund slightly trailed the median of its Performance Group for the one-, five- and ten-year periods and outperformed the Group for the three-year period. Furthermore, the Board noted that the Fund outperformed its blended index for the one-, three- and five-year periods but slightly trailed such index for the ten-year period. The blended index is comprised of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the New York City 30 Day Certificate of Deposit Primary Offering Rate ("30-Day CD Rate")(10%). The Directors concluded that the Fund's performance has been satisfactory.

         - Blue Chip Growth Fund (subadvised by T. Rowe Price). The Board considered that the Fund's performance exceeded the Lipper Large Cap Growth Index and the median of its Performance Universe for the one- and three-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Group for three-year period, but slightly trailed such median for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P(R) 500 Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.


         - Broad Cap Value Fund (subadvised by BHMS). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite of portfolios managed by BHMS that have similar investment objectives and investment strategies as the Fund. With respect to such composite, BHMS reported that its composite outperformed the S&P 500(R) Index and the Russell 1000 Value Index for the one-, three-, five- and ten-year periods.


         - Capital Conservation (subadvised by AIGGIC ). The Board considered that the Fund's performance slightly trailed the Lipper A Rated Bond Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-. three, five- and ten-year periods. In addition, the Board noted that the Fund slightly trailed its benchmark, the Lehman Brothers Aggregate Bond Index, for the same periods. The Directors noted management's discussion of the Fund's performance and its recent improvement and concluded that the Fund's underperformance is being addressed.

         - Core Equity Fund (subadvised by Wellington and WMA). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one-, five- and ten-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-year period and trailed the median for the one-, five- and ten-year periods. Finally, the Board noted that the Fund's performance trailed its benchmark, the S&P 500(R) Index for the one-, three-, five- and ten-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.


         - Foreign Value Fund (subadvised by Templeton Global). As the Fund had no performance history as of June 2005, the Board considered the performance of the Templeton Foreign Fund, which has a similar investment objective and investment strategies as the Fund. Templeton Global reported that its fund had outperformed the Morgan Stanley Capital International ("MSCI") Europe, Australasia and the Far East Index ("EAFE Index") and the MSCI All Country World ex. U.S. Index over the longer term for the five- and ten-year periods but trailed those indices for the one- and three-year periods, noting the effect of the recent market environment on the fund's performance.

         - Global Equity Fund (subadvised by Putnam). As the Fund had no performance history as of June 2005, the Board considered the performance of the Putnam Global Equity Fund, which has a similar investment objective and investment strategies to the Fund. Putnam reported that its fund had underperformed the MSCI World Index for the one-, three- and five-year periods, but outperformed the index for the ten-year period. Putnam also reported that its fund had outperformed the average of the Lipper Global Large-Cap Core Funds for the one-, three- and ten-year periods, but trailed the index for the five-year period. The Directors noted Putnam's discussion of its long-term investment philosophy.



         - Global Strategy Fund (subadvised by Franklin Advisers and Templeton Investment). As the Fund had no performance history as of June 2005, the Board considered the performance of the Templeton Global Asset Allocation Fund, which has a similar investment objective and investment strategies as the Fund. Franklin Advisers and Templeton Investment reported that its fund had outperformed the J.P. Morgan Global Government Bond Index for the year-to-date and the one- and ten-year periods, but trailed the index for the three- and five-year periods. The Sub-advisers also reported that its fund had outperformed the MSCI All Country World Index for the one-, three-, five- and ten-year periods.


         - Government Securities Fund (subadvised by AIGGIC ). The Board considered that the Fund's performance exceeded the Lipper General U.S. Government Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-, three-, five- and ten-year periods. In addition, the Board noted that the Fund slightly outperformed its benchmark, the Lehman Brothers U.S. Government Bond Index, for the three-year period but slightly underperformed such benchmark for the one-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Growth & Income Fund (subadvised by SAAMCo). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one-, three, and five-year periods, but trailed the index for the ten-year period. It also noted that the Fund's performance exceeded the median of its Performance Group for the one, three-, five- and ten-year periods. In addition, the Fund's performance exceeded the median of its Performance Universe for the one- and five- year periods, but slightly trailed the median for the three- and ten-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one-year period but trailed such benchmark for the three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Health Sciences Fund (subadvised by T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group and the median for its Performance Universe for the three-year period and trailed such medians for the one-year period. The Board also noted that the Fund outperformed the Lipper Health/Biotech Fund Index for the three-year period and underperformed the index for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period and trailed such benchmark for the one-year period. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Income & Growth Fund (subadvised by American Century). The Board considered that the Fund's performance trailed the Lipper Multi-Cap Value Index, the median of its Performance Group and the median of its Performance Universe for the one-, and three-year periods. In addition, the Board noted that the Board outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors noted management's discussion of its monitoring of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - International Equities Fund (subadvised by AIGGIC). The Board considered that the Fund's performance trailed the median of its Performance Universe for the three-, five-, and ten-year periods and exceeded its Performance Universe for the one-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only two other funds in such group. In addition, the Board considered that the Fund underperformed its benchmark, the EAFE Index, for the one-, three-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance is satisfactory in light of all factors considered.

         - International Government Bond Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Global Income Fund Index and the median of its Performance Universe for the one-, three, five-year periods and lagged the index and its Performance Universe for the ten-year period. It was also noted that the Fund's performance exceeded the median in its Performance Group for the one- and three-year periods, but trailed the median for the five- and ten-year periods. In addition, the Board noted that the Fund underperformed its blended benchmark for the one-, three-, five- and ten-year periods. The blended benchmark is comprised of the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%) and the JP Morgan Government Bond Index Plus (GBI+) (70%). The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

         - International Growth I Fund (subadvised by American Century Global, AIM and MFS). The Board considered that the Fund's performed just above the median of its Performance Universe for the one-year period but trailed the median for the three-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only four funds in such group. In addition, the Board noted that the Fund underperformed its benchmark, the EAFE Index, for the benchmark for the one- and three-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors took into account management's hiring of AIM and MFS as Sub-advisers of the Fund in an attempt to address the Fund's underperformance. The Directors noted that the performance of the new Sub-advisers was not reflected in the performance information. The Directors concluded that appropriate action had been to address the Fund's performance.

         At the April 2005 meeting, the Board considered the performance of the AIM's and MFS's funds that are managed with a similar investment objective and similar investment strategies as the Fund. It noted that both of their comparable funds (the AIM International Growth Fund and the MFS International Equity Portfolio) outperformed their Performance Groups for the one and three-year periods. Furthermore, it was noted that the AIM International Growth Fund outperformed the EAFE Index for the year-to-date and the three-year period ended March 31, 2005 and that the MFS International Equity Portfolio outperformed the EAFE Index for the year to date, one-, three- and five-year periods ended March 31, 2005.


         - Large Cap Core Fund (subadvised by Evergreen). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite fund managed by Evergreen that has similar investment objectives and investment strategies as the Fund. With respect to such composite, the Evergreen Fundamental Large Cap composite, Evergreen reported that its composite outperformed the S&P 500(R) Index for the one-, three- and five-year periods and trailed the index for the ten-year period.


         - Large Cap Growth Fund (subadvised by SAAMCo). The Board considered that the Fund's performance trailed the Lipper Large Cap Growth Index, the median of its Performance Group and the median of its Performance Universe for the one- and three-year periods. In addition, the Board noted that the Fund lagged its benchmark, the S&P 500(R) Index, for the same period. The Directors took into account management's proposal at the July 2005 meeting to reduce the Fund's expense cap and its management fee, which the Board considered and approved. The Directors also noted management's discussion of the Fund and concluded that appropriate steps are being taken to address the Fund's performance.

         - Large Capital Growth Fund (subadvised by AIM and SAAMCo). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by AIM, the AIM Large Cap Growth Fund Portfolio, it was reported that such fund outperformed both the Russell 1000 Growth Index and the average of the Lipper Large Cap Growth Category for the one-, three- and five-year periods.

         - Mid Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance was comparable to the median of its Performance Universe for all periods--the Fund exceeded the median of its Performance Universe for the one- and ten-year periods, but slightly trailed the median for the three- and five-year periods. In addition, it was noted that the Fund's performance exceeded the Lipper Mid Cap Core Index for all periods except the three-year period. The Board also noted that the Fund slightly underperformed its benchmark, the S&P Mid Cap 400 Index, for all periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Mid Cap Strategic Growth Fund (subadvised by Brazos and Van Kampen). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by Brazos, its Mid Cap Composite Portfolio, it was reported that the comparable fund outperformed both the Russell Mid Cap Growth Index and the Russell Mid Cap Index for six of the past eleven years. With respect to the comparable fund managed by Van Kampen, the Morgan Stanley Institutional Funds Mid Cap Growth Portfolio, it was reported that the comparable fund had outperformed the Russell Mid Cap Growth Index and average of the Lipper Mid Cap Growth Category for the one- and ten-year periods, and the period since inception (March 30, 1990), but lagged such index and category average for the three- and five-year periods.

         - Money Market I Fund (subadvised by SAAMCo). The Board considered that the Fund's performance trailed the median of its Performance Group and Performance Universe for the one-, three-, five- and ten-year periods. It also noted that the Fund's performance exceeded the Lipper Money Market Fund Index for the one- and three-year periods but trailed the index for the five- and ten-year periods. In addition, the Board noted that the Fund outperformed its benchmark, the 30-Day CD Rate, for the one-, five- and ten-year periods but slightly trailed such benchmark for the three-year period. The Board took into account the proposed reduction of the management fee and the expense cap, which the Board approved at the July 2005 meeting, and the potential effect of such reductions on the Fund's performance. The Directors also noted the relatively small range of returns among the Fund's peer group. The Directors concluded that appropriate action has been taken to address the Fund's performance.

         - Nasdaq-100 Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one-year period. It was also noted that the Fund's performance trailed the Lipper Multi Cap Growth Index for the one-year period, but outperformed the index for the three-year period. In addition, the Board noted that the Fund lagged its benchmark, the Nasdaq-100 Index, for the one- and three-year periods. The Directors noted management's discussion of the appropriateness of the Fund's peer group. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Science & Technology Fund (subadvised by T. Rowe Price and RCM). The Board considered that the Fund's performance exceeded the Lipper Science & Technology Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It also noted that the Fund's performance was at or exceeded the median of its Performance Group for the one-, three- and five-year periods. With respect to the Fund's Performance Universe, it was noted that the Fund's performance was at or exceeded the median for the one- and three-year periods but trailed the median for the five-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period, but lagged such benchmark for the one-, five- and ten-year periods. The Directors took into account management's plans for the Fund, as well as the proposed addition of RCM, which was not reflected in the performance information. The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

         In approving the Sub-Advisory Agreement with RCM, the Board also considered the performance of the Allianz/PIMCO RCM Global Tech Fund which is managed by RCM with a similar investment objective and investment strategy as the Science & Technology Fund and noted that it had exceptional performance for the one, three- and five-year periods.


         - Small Cap Aggressive Fund (subadvised by CSAM). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite of funds managed by CSAM that has a similar investment objective and investment strategy as the Fund. With respect to CSAM's Small Cap Growth Equity composite, CSAM reported that such its composite outperformed the Russell 2000 Growth Index for the ten-year period and the period since inception (January 1, 1990) but trailed such index for the one-, three- and five-year periods.


         - Small Cap Fund (subadvised by American Century, Franklin Portfolio and T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group for the one- and three-year periods. It also noted that in its Performance Universe, the Fund trailed the median in the three-year period but exceeded the median in the one-year period. In addition, it was noted that the Fund's performance beat the Lipper Small Cap Core Index for the one-year period but trailed such index for the three-year period. The Board also noted that the Fund outperformed its benchmark, the Russell 2000 Index, for the one-year period but trailed such benchmark for the three-year period. The Directors took into account management's discussion of the Fund's performance, including the recent market environment with respect to smaller capitalization companies. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Small Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Group for the three- and five-year periods but trailed the median for the one-year period. In its Performance Universe, it was noted that the Fund's performance exceeded the median for the three-year period, but trailed the median for the one- and five-year periods. In addition, it was noted that the Fund's performance trailed the Lipper Small Cap Core Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the Russell 2000 Index, for the one-, three-, five- and ten-year periods. The Directors took into account management's discussion of the Fund's performance. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.


         - Small Cap Special Values Fund (subadvised by Evergreen and Putnam). As the Fund had no performance history as of June 2005, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable composite of funds managed by Evergreen, the Evergreen Special Values composite, Evergreen reported that its fund outperformed the Russell 2000 Value Index for the one-, three-, five- and ten-year periods and the period since inception (October 1, 1993). With respect to the comparable fund managed by Putnam, the Putnam Small Cap Value Fund, Putnam reported that its fund outperformed the Russell 2000 Value Index and average of the Lipper Small Cap Value Category for the one- and five-year periods and the period since inception (April 13, 1999) and trailed the index and category average for the three-year period.



         - Small Cap Strategic Growth Fund (subadvised by Evergreen). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite fund that is managed by Evergreen that has similar investment objectives and investment strategies as the Fund. With respect to such composite, the Evergreen Special Equity composite, Evergreen reported that its composite outperformed the Russell 2000 Growth Index for the three- and five-year periods and the period since inception (January 1, 2000) and matched the index for the one-year period.


         - Social Awareness Fund (subadvised by AIGGIC). The Board considered that the Fund's performance outperformed the Lipper Large Cap Core Index for the three-, five-, and ten-year periods and underperformed for the one-year period. It was also noted that the Fund's performance exceeded the median of its Performance Group for the three-year period, but trailed the median for the one- and five-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-, five, and ten-year periods but trailed the median for the one-year period. Finally, the Board noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Stock Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance was no more than 0.11% above or below the median of both its Performance Group and Performance Universe and was no more than 0.12% below the Lipper S&P 500 Fund Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the same periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.


         - VALIC Ultra Fund (subadvised by American Century). As the Fund had no performance history as of June 2005, the Board considered the performance of the American Century Ultra Fund, which has a similar investment objectives and investment strategies as the Fund. With respect to the American Century Ultra Fund, American Century reported that the fund outperformed the Russell 1000 Growth Index for the one-, three-, five- and ten-year periods, but trailed the S&P 500(R) Index for those same periods. In addition, American Century reported that the American Century Ultra Fund outperformed the average of the Lipper Large Cap Growth Category for those same periods.


         - Value Fund (subadvised by Oppenheimer). The Board considered that the Fund's performance exceeded the Lipper Large Cap Value Index, the median of its Performance Group and the median of its

      Performance Universe for the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.

         Cost of Services & Benefits Derived. The Board was provided information related to the cost of services and benefits derived in connection with the Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory fees and that any collateral benefits derived as a result of providing advisory services to the Funds are de minimis.

         Profitability and Economies of Scale. The Board received information related to VALIC's profitability with respect to the services it provides to the Funds. It was noted that the sub-advisory fees paid pursuant to the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Investment Advisory Agreement. The Directors also relied on the ability of VALIC to negotiate the Investment Sub-Advisory Agreements and the fees thereunder at arm's length. The Board determined that the profitability to each Sub-adviser in connection with its relationship with the Funds is therefore not a material factor in their consideration of the Sub-Advisory Agreements. For similar reasons, the potential for the Funds to experience economies of scale from the Sub-advisers' management of the Funds was not considered a material factor to the Board's approval of the Sub-advisory Agreements. With respect to VALIC, the Board determined that its profitability was reasonable.

         Furthermore, the Board noted that VALIC serves as a transfer agent to the Funds and SAAMCo serves as the administrator to the Funds and that the fees for such services are paid for by the Funds.

         Terms of the Advisory Agreements. The Board reviewed the terms of the Advisory Agreements including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the fees it received from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Agreements.

         Compliance. The Board reviewed the administrator's compliance personnel and VALIC's and each Sub-adviser's regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning the compliance staff of RCM and AIM and MFS who would be responsible for providing compliance functions on behalf of the Science & Technology Fund and International Growth I Fund, respectively. The Board concluded that there was no information that it felt would have a material adverse effect on VALIC's or the Sub-advisers' ability to provide services to the Funds.

         Conclusions. In reaching its decision to recommend the renewal and/or approval of the Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and the Sub-advisers possess the capability and resources to perform the duties required of it under its Advisory Agreement.

         Further, based upon its review of the Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Advisory Agreements are reasonable, fair and in the best interest of the Funds and their shareholders, and (2) the advisory fee rates and sub-advisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics (the "VALIC Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the VALIC Code is (1) any trustee, director, officer, general partner or advisory person of the Series Company or VALIC, (2) any Supervised Person who has access to nonpublic information on VALIC's purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (3) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (4) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A "Supervised Person" means VALIC's partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to the VALIC's supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings,
(iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. VALIC reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of the Series Company or any Sub-adviser during the quarter.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser's code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the Code of Ethics. Material violations of a Sub-adviser's code of ethics will be reported to the Series Company's Board of Directors.

The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.


                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

FUND NAME                                   SUB-ADVISER NAME

Asset Allocation Fund                       AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund                       T. Rowe Price Associates, Inc. ("T. Rowe Price")
Broad Cap Value Fund                        Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS")
Capital Conservation Fund                   AIGGIC
Core Equity Fund                            Wellington Management Company, LLP ("Wellington Management") and WM
                                            Advisors, Inc. ("WMA")
Foreign Value Fund                          Templeton Global Advisers Ltd. ("Templeton Global")
Global Equity Fund                          Putnam Investment Management, Inc. ("Putnam")
Global Strategy Fund                        Franklin Advisers, Inc. ("Franklin Advisers") and Templeton Investment
                                            Counsel, LLC ("Templeton Investment")
Government Securities Fund                  AIGGIC
Growth & Income Fund                        AIG SunAmerica Asset Management Corp. ("SAAMCo")
Health Sciences Fund                        T. Rowe Price
Income & Growth Fund                        American Century Investment Management, Inc. ("American Century")
Inflation Protected Fund                    AIGGIC
International Equities Fund                 AIGGIC
International Government Bond Fund          AIGGIC
International Growth I Fund                 American Century Global Investment Management, Inc. ("American Century
                                            Global"), A I M Capital Management, Inc. ("AIM"), and
                                            Massachusetts Financial Services Company ("MFS")
Large Cap Core Fund                         Evergreen Investment Management Company, LLC ("Evergreen")
Large Cap Growth Fund                       SAAMCo
Large Capital Growth Fund                   AIM and SAAMCo
Mid Cap Index Fund                          AIGGIC
Mid Cap Strategic Growth Fund               Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van
                                            Kampen") and Brazos Capital Management, LP ("Brazos")
Money Market I Fund                         SAAMCo
Nasdaq-100(R) Index Fund                    AIGGIC

Science & Technology Fund                   RCM Capital Management LLC ("RCM Capital") and T. Rowe Price
Small Cap Aggressive Growth Fund            Credit Suisse Asset Management, LLC ("CSAM")
Small Cap Fund                              American Century, Franklin Portfolio Associates, LLC ("Franklin
                                            Portfolio"), and T. Rowe Price
Small Cap Index Fund                        AIGGIC
Small Cap Special Values Fund               Evergreen and Putnam
Small Cap Strategic Growth Fund             Evergreen
Social Awareness Fund                       AIGGIC
Stock Index Fund                            AIGGIC
VALIC Ultra Fund                            American Century
Value Fund                                  OppenheimerFunds, Inc. ("Oppenheimer")


Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things permits the Series Company to disclose to shareholders the Sub-advisers' fees only in the aggregate for each Fund other than for those Funds managed by AIGGIC and SAAMCo, both affiliated Sub-advisers. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2005, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:


FUND NAME                                     AGGREGATE SUBADVISORY
                                                     FEE RATE

Asset Allocation Fund                                  0.25%
Blue Chip Growth Fund                                  0.38%
Capital Conservation Fund                              0.25%
Core Equity Fund                                       0.26%
Government Securities Fund                             0.25%
Growth & Income Fund                                   0.25%
Health Sciences Fund                                   0.58%
Income & Growth Fund                                   0.43%
Inflation Protected Fund*                              0.25%
International Equities Fund                            0.10%
International Government Bond Fund                     0.25%
International Growth I Fund                            0.62%
Large Cap Growth Fund                                  0.35%
Large Capital Growth Fund*                             0.43%
Mid Cap Index Fund                                     0.02%
Mid Cap Strategic Growth Fund*                         0.45%
Money Market I Fund                                    0.12%
Nasdaq-100(R) Index Fund                               0.15%

Science & Technology Fund                              0.55%
Small Cap Fund                                         0.56%
Small Cap Index Fund                                   0.02%
Social Awareness Fund                                  0.25%
Stock Index Fund                                       0.01%
Value Fund                                             0.45%

*    Commenced operations December 20, 2004.


For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.


                FUND                     SUB-ADVISER                      2005             2004             2003

Asset Allocation Fund                AIGGIC                             $485,279         $443,014          $396,445
Blue Chip Growth Fund                T. Rowe Price                       172,817          130,096            71,661
Capital Conservation Fund            AIGGIC                              213,360          205,219           199,128
Core Equity Fund                     Wellington Management               708,998          755,774           693,723

                                     WMA, from 01/01/2002 to
                                     present                             796,880          815,771           734,848
Government Securities Fund           AIGGIC                              351,523          418,181           450,185
Growth & Income Fund                 SAAMCo                              440,263          467,817           436,865
Health Sciences Fund                 T. Rowe Price                       877,414          661,223           327,719
Income & Growth Fund                 American Century                  1,005,929          964,581           833,301
Inflation Protected Fund             AIGGIC                                7,322              N/A               N/A
International Equities Fund          AIGGIC                              340,028          129,054            82,631
International Government Bond Fund   AIGGIC                              372,261          372,620           312,232
International Growth I Fund          American Century Global           2,360,903        2,347,040        $2,160,778
                                     AIM(1)                                  N/A              N/A               N/A
                                     MFS(1)                                  N/A              N/A               N/A
Large Cap Growth Fund                SAAMCO                            1,392,740        1,577,809         1,436,939
Large Capital Growth Fund            AIM                                   9,266              N/A               N/A
                                                                           9,269
                                     SAAMCO                                                   N/A               N/A
Mid Cap Index Fund                   AIGGIC                              358,504          287,551           207,474
Mid Cap Strategic Growth Fund        Brazos                                9,724              N/A               N/A

                                     Van Kampen                            9,939              N/A               N/A
Money Market I Fund                  SAAMCo                              520,464          576,711           710,043
Nasdaq-100(R) Index Fund             AIGGIC, from 01/01/2002             137,000          124,877            45,542
                                     to present

Science & Technology Fund            RCM Capital(2)                          N/A              N/A               N/A
                                     T. Rowe Price                     6,938,867        7,582,276         5,570,342

                FUND                     SUB-ADVISER                      2005             2004             2003

Small Cap Fund                       American Century(3)                 979,115              N/A               N/A
                                     Founders                             82,427        1,523,863         1,408,460
                                     Franklin Portfolio(3)               799,101              N/A               N/A
                                     T. Rowe Price                     1,569,459        1,762,674         1,362,224
Small Cap Index Fund                 AIGGIC                              132,525           92,682            58,056
Social Awareness Fund                AIGGIC                            1,018,645          959,341           823,377
Stock Index Fund                     AIGGIC                              635,365          604,721           536,667
Value Fund                           Oppenheimer(4)                       77,264              N/A               N/A
                                     Putnam                                4,016           65,518            48,306


(1) Effective June 20, 2005, AIM and MFS were added as co-sub-advisers to the International Growth I Fund.


(2) Effective September 19, 2005, RCM Capital was added as a co-sub-adviser to the Science & Technology Fund.


(3) Effective June 18, 2004, American Century and Franklin Portfolio replaced Founders as co-sub-advisers to the Small Cap Fund.

(4) Effective June 21, 2004, Oppenheimer replaced Putnam as sub-adviser to the Value Fund


For the fiscal years ended May 31, 2005, 2004, and 2003, VALIC retained the following amounts after the payment of subadvisory fees:

                                                                 FEES RETAINED BY VALIC FOR
                                                                 FISCAL YEAR ENDED MAY 31,
FUND NAME                                          2005                   2004                     2003

Asset Allocation Fund                            $485,279               $443,015                 $396,445
Blue Chip Growth Fund                             189,041                143,544                  76,378
Capital Conservation Fund                         213,359                205,219                 199,127
Core Equity Fund                                 3,072,930              3,217,398               2,905,711
Government Securities Fund                        351,523                418,191                 450,185
Growth & Income Fund                              880,526                935,635                 873,729
Health Sciences Fund                              630,114                478,052                 230,300
Income & Growth Fund                              786,109                747,863                 626,429
Inflation Protected Fund                           7,321                   ---                     ---
International Equities Fund                       850,071                322,634                 206,577
International Government Bond Fund                372,261                372,620                 312,232
International Growth I Fund                      1,316,889              1,465,759               1,313,364
Large Cap Growth Fund                            2,060,875              2,704,815               2,463,324
Large Capital Growth Fund                         14,173                   ---                     ---
Mid Cap Index Fund                               4,435,296              3,619,333               2,698,450
Mid Cap Strategic Growth Fund                     10,925                   ---                     ---
Money Market I Fund                              1,648,136              1,826,250               2,248,472
Nasdaq-100(R) Index Fund                          228,334                208,128                  75,904
Science & Technology Fund                        4,377,433              4,857,249               3,342,830
Small Cap Fund                                   2,077,494              2,189,078               1,783,080
Small Cap Index Fund                             1,834,108              1,266,749                695,422

Social Awareness Fund                            1,018,644               959,341                 823,378
Stock Index Fund                                10,748,770             10,013,294               8,380,012
Value Fund                                        58,908                 36,690                   27,052


American Century and American Century Global, respectively, are direct and indirect subsidiaries of American Century Companies, Inc. AIGGIC is an indirect wholly-owned subsidiary of AIG. AIM is an indirect wholly owned subsidiary of AMVESCAP, PLC London, England. BHMS is a wholly owned subsidiary of Old Mutual Asset Management, which is a wholly owned subsidiary of Old Mutual plc. Brazos is an indirect majority-owned subsidiary of AIG. CSAM is an indirect, wholly owned subsidiary of Credit Suisse Group. Evergreen is an indirect wholly-owned subsidiary of Wachovia Corporation. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as "Franklin Templeton Investments"). Brazos is an indirect wholly-owned subsidiary of AIG. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. MFS is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Oppenheimer is a wholly-owned subsidiary of MassMutual Financial Group. Putnam is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. RCM Capital is an indirect wholly-owned subsidiary of Allianz AG. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton Global and Templeton Investment are wholly owned subsidiaries of Franklin Templeton Investments. Van Kampen is a direct subsidiary of Morgan Stanley. Wellington Management is a limited liability partnership owned entirely by 86 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.



                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES

The Series Company has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services.

The Series Company has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.

Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.

For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

         FUND NAME                                        2005            2004            2003
Asset Allocation Fund                                  $135,878        $124,044        $111,005
Blue Chip Growth Fund                                    31,663          23,944          12,953
Capital Conservation Fund                                59,741          57,461          55,756
Core Equity Fund                                        400,646         419,033         379,250
Government Securities Fund                               98,426         117,092         126,052
Growth & Income Fund                                    123,274         130,989         122,322
Health Sciences Fund                                    105,527          79,749          39,061
Income & Growth Fund                                    162,912         155,677         132,703
Inflation Protected Fund*                                 2,050             N/A             N/A
International Equities Fund                             238,020          90,338          57,842
International Government Bond Fund                      104,233         104,334          87,425
International Growth I Fund                             268,660         266,896         243,190
Large Cap Growth Fund                                   278,548         315,562         287,388
Large Capital Growth Fund*                                3,053             N/A             N/A
Mid Cap Index Fund                                    1,202,264         953,927         673,659
Mid Cap Strategic Growth Fund*                            3,059             N/A             N/A
Money Market I Fund                                     303,604         336,415         414,192
Nasdaq-100(R) Index Fund                                 63,933          58,276          21,253
Science & Technology Fund                               880,157         967,519         693,247
Small Cap Fund                                          428,369         425,881         354,181
Small Cap Index Fund                                    411,337         271,886         150,696
Social Awareness Fund                                   285,220         268,615         230,546
Stock Index Fund                                      3,047,558       2,833,044       2,356,670
Value Fund                                               12,581           9,173           6,763

*    Commenced operations December 20, 2004.

For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

 FUND NAME                                                2005            2004            2003

Asset Allocation Fund                                    $1,262          $1,537          $1,887
Blue Chip Growth Fund                                     1,272           1,274           1,259
Capital Conservation Fund                                 1,262           1,537           1,910
Core Equity Fund                                          1,683           2,049           2,511
Government Securities Fund                                1,683           2,049           2,517
Growth & Income Fund                                      1,262           1,537           1,886
Health Sciences Fund                                      1,272           1,274           1,259
Income & Growth Fund                                      1,272           1,182           1,256
Inflation Protected Fund*                                   812             N/A             N/A
International Equities Fund                              10,344          11,092          11,052
International Government Bond Fund                          414             518             645
International Growth I Fund                                 842           1,024           1,327
Large Cap Growth Fund                                       959           1,151           1,255
Large Capital Growth Fund*                                  812             N/A             N/A
Mid Cap Index Fund                                       11,201          12,071          11,650
Mid Cap Strategic Growth Fund*                              812             N/A             N/A
Money Market I Fund                                      13,654          15,151          24,937
Nasdaq-100(R) Index Fund                                  6,974           6,862           6,626
Science & Technology Fund                                 8,651           8,911           9,144
Small Cap Fund                                              841           1,025           1,249
Small Cap Index Fund                                      8,576          15,108           8,514
Social Awareness Fund                                     1,262           1,539           1,732
Stock Index Fund                                         14,042          15,400          17,129
Value Fund                                                  843           1,040           1,192

*    Commenced operations December 20, 2004.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS


The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2005, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.




                                                                        OTHER ACCOUNTS*
                                                                        (As of May 31, 2005)
                                                                      -----------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      -----------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

Asset Allocation Fund           AIGGIC       Braun, Greg                 15          813
                                             Campion, Timothy            19         8,659
                                             Davis, Raphael              13          785
                                             Kelly, Michael              5           671
                                             Kurtz, James                17         8,153
                                             Reeg, Tom                   15          813
                                             Simmons, Robert             2           533

Blue Chip Growth Fund        T. Rowe Price   Puglia, Larry               8         11,542

Broad Cap Value Fund             BHMS        Barrow, James P.           10(3)      $27,081
                                                                                  ($26,300)
                                             Englander, Richard A.       1          $435
                                             Nixon, J. Ray               1          $389
                                             Chambers, Robert J.         8          $546
                                             Culler, Timothy J.          1          $112

                                             Giambrone, Mark             5(1)      $3,229
                                                                                  ($3,100)

Capital Conservation Fund       AIGGIC       Braun, Greg                 15          813
                                             Davis, Raphael              13          785
                                             Mercante, Richard           2           266
                                             Reeg, Tom                   15          813
                                             Vanden Assem, Robert        13          758

Core Equity Fund              WM Advisors    Spencer, Stephen            2          2,759

                              Wellington     Bittar, Maya                16         4,867
                              Management     Kripke, Jeffrey             16         4,867
                                             Megargel, Matthew           16         4,867
                                             Rodier, Michael             7          1,744

Foreign Value Fund             Templeton     Everett, Jeffrey A.         2         $26,359
                              Investment     Murchison, Murdo            2         $31,929
                                             Myers, Lisa F.              2          $140

Global Equity Fund              Putnam       Bogar, Mark A.              4(1)      $4,487
                                                                                  ($1,156)
                                             Brooks, Joshua H.           9(1)      $9,816
                                                                                  ($1,156)
                                             Greenleaf, Bradford S.      2         $3,111

                                             Makino, Shigeki             2         $3,111




                                                OTHER ACCOUNTS*
                                             (As of May 31, 2005)
                                ----------------------------------------------
                                 Pooled Investment
                                      Vehicles             Other Accounts
                                ----------------------   ---------------------

                                 No. of       Assets      No. of     Assets
        Portfolio               Accounts   ($ millions)  Accounts ($ millions)
        ---------               --------   ------------  ---------------------

Asset Allocation Fund             --           --           7         931
                                   1            5           5        1,103
                                  --           --          19        3,056
                                   4           350         18        3,653
                                   3          1395          2         223
                                  --           --          --          --
                                   4           350          8        1,381

Blue Chip Growth Fund              2           305         12        1,175

Broad Cap Value Fund              --           --          22        $2,132

                                  --           --          23        $2,868
                                   5           $97         26        $2,744
                                   2          $530         59        $1,712
                                   1           $40         42(3)     $4,878
                                                                     ($387)
                                  --           --           8         $337


Capital Conservation Fund         --           --           7         931
                                  --           --          19        3,056
                                  --           --          --          --
                                  --           --          --          --
                                                           19        3,056

Core Equity Fund                  --           --          --          --

                                  15          1,101        36        3,721
                                  15          1,101        36        3,721
                                  15          1,101        36        3,721
                                  12           964         81        4,564

Foreign Value Fund                --           --          13       $3,956
                                  --           --          --          --
                                  --           --           5         $73

Global Equity Fund                17         $3,724         9(1)   $1,663
                                                                     ($60)
                                  20         $3,813        11(1)   $1,718
                                                                     ($60)
                                  17         $3,724         9(1)   $1,663
                                                                     ($60)
                                  17         $3,724         9(1)   $1,663
                                                                     ($60)

                                                                         OTHER ACCOUNTS*
                                                                        (As of May 31, 2005)
                                                                      -----------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      -----------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

Global Strategy Fund           Templeton     Beveridge, Mark R.          1         $2,271
                              Investment     Nori, Peter A.              2         $1,670
                                             Scott, Tucker               2          $525

                               Franklin      Calvo, Alexander C.         24        $8,600
                               Advisers      Hasenstab, Michael          24        $8,600

Government Securities Fund      AIGGIC       Davis, Raphael              13          736
                                             Vanden Assem, Robert        13          736

Growth & Income Fund            SAAMCo       Neimeth, Steve              4           730

Health Sciences Fund         T. Rowe Price   Jenner, Kris                7          2,001


Income & Growth Fund           American      Schniedwind, John           5          6,480
                                Century      Borgwardt, Kurt             4          6,228
                                             Zhang, Zili                 4          6,228

Inflation Protected Fund        AIGGIC       Vanden Assem, Robert        13          863

International Equities          AIGGIC       Cai, Lan                    17         8,172
Fund                                         Campion, Timothy            19         8,382
                                             Haneda, Shinichi            --          --
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

International Government        AIGGIC       King, Anthony               2           134
Bond Fund                                    Mittal, Rajeev              2           115

International Growth I            AIM        Keeling, Geoffrey           3           323
Fund                                         Shoss, Robert               3           323

                               American      Creveling, Keith            10         7,763
                                Century      Perelstein, Michael         10         7,763
                                Global

                                  MFS        Mannheim, David             15         6,981
                                             Smith, Marcus               9          5,692

Large Cap Core                 Evergreen     McCormick, Walter           3          2,865

Large Cap Growth Fund           SAAMCo       Gannon, Frank               11          924

Large Capital Growth Fund         AIM        Cao, Shuxin (Steve)         8          2,665
                                             Dennis, Matthew             4          1,776
                                             Holzer, Jason               1          3,047
                                             Olsson, Clas                5          1,803
                                             Sides, Barrett              7          2,408

                                SAAMCo       Gannon, Frank               11         1,280

Mid Cap Index Fund              AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

Mid Cap Strategic Growth        Brazos       Allocco, Michael            4           355
Fund                                         Cuellar, Jamie              4           355
                                             Gatien, Andre               4           355
                                             Graeme, Brian               4           355
                                             Musick, Tom                 4           355



                                                OTHER ACCOUNTS*
                                             (As of May 31, 2005)
                                ----------------------------------------------
                                 Pooled Investment
                                      Vehicles             Other Accounts
                                ----------------------   ---------------------

                                 No. of       Assets      No. of       Assets
        Portfolio               Accounts   ($ millions)  Accounts   ($ millions)
        ---------               --------   ------------  --------   ------------

Global Strategy Fund              --           --          15         $1,680
                                  --           --           7         $2,796
                                  --           --           7          $657

                                  --           --          --           --
                                  --           --          --           --

Government Securities Fund        --           --          19         3,056
                                  --           --          19         3,056

Growth & Income Fund              --           --          --           --

Health Sciences Fund               2           117          2           69


Income & Growth Fund              --           --          --           --
                                  --           --          --           --
                                  --           --          --           --

Inflation Protected Fund          --           --          19         3,056

International Equities            --           --           4          981
Fund                               1            5           5         1,102
                                  --           --          --           --
                                   3          1,395        19         3,056
                                   1            5           3          463

International Government          --           --          10         1,329
Bond Fund                         --           --          17         1,584

International Growth I             1           10          13           4
Fund                               1           10          13           4
                                   1           44           1          169
                                   1           44           1          169
                                   3           868         68         10,438
                                  --           --          22         2,260

Large Cap Core                    --           --          --           --

Large Cap Growth Fund             --           --          --           --

Large Capital Growth Fund          1           20          154          51
                                   4           115         154          51
                                  10          1,955        154          51
                                  12          2,433        154          51
                                   1           20          154          51

                                  --           --          --           --

Mid Cap Index Fund                --           --           4          981
                                   1            5           5         1,102
                                   3          1,395        19         3,056
                                   1            5           3          463

Mid Cap Strategic Growth          --           --           3           36
Fund                              --           --           3           36
                                  --           --           3           36
                                  --           --           3           36
                                  --           --           3           36

                                                                         OTHER ACCOUNTS*
                                                                         (As of May 31, 2005)
                                                                      ------------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      ------------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

                                             Olsen, Elvind               4           355
                                             Willems, Wayne              4           355

                              Van Kampen     Chainani, Sam               32        13,092
                                             Cohen, David                32        13,092
                                             Lynch, David                32        13,092
                                             Norton, Alexander           --          --

Money Market I Fund             SAAMCo       Wiese, Brian                3          1,743

Nasdaq-100(R) Index Fund        AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

Science & Technology Fund    T. Rowe Price   Sola, Michael               4          4,798

                              RCM Capital    Chen, Huachen               7          1,795
                                             Price, Jr., Walter C.       7          1,795

Small Cap Aggressive         Credit Suisse   Bernstein, Leo M.           6           897
Growth Fund                                  Chung, Calvin               6           897
                                             Pardo, Marian U.            2           387

Small Cap Fund                 American      Martin, Bill                14         9,130
                                Century      Von Turk, Wilhelmine        5          1,977
                                             Vaiana, Thomas              13         8,575

                               Franklin      Team                        22        14,127
                               Portfolio

                             T. Rowe Price   McCrickard, Gregory         7          7,260

Small Cap Index Fund            AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

Small Cap Special Values       Evergreen     Tringas, James              2         2,696.1
Fund
                                Putnam       Harthun, Eric T.            2         $1,267

                                             Shadek, Jr., Edward T.      4         $2,296


Small Cap Strategic Growth     Evergreen     Stevenson, Tim              1          309.6
Fund



Social Awareness Fund           AIGGIC       Azema-Barac, Magali         1           136
                                             Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kelly, Michael              5           465
                                             Simmons, Robert             2           327

Stock Index Fund                AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Simmons, Robert             2           327
                                             Toohey, John                15         7,640

VALIC Ultra Fund               American      Slome, Wade W.              2         $22,671
                                Century      Sullivan, Jerry             4         23,128



                                             OTHER ACCOUNTS*
                                          (As of May 31, 2005)
                            -----------------------------------------------
                             Pooled Investment
                                  Vehicles             Other Accounts
                            ----------------------   ----------------------

                             No. of       Assets      No. of       Assets
        Portfolio           Accounts   ($ millions)  Accounts   ($ millions)
        ---------           --------   ------------  --------   ------------

                              --           --           3            36
                              --           --           3            36

                               4          1,688      12,949        3,131
                               4          1,688      12,949        3,131
                               4          1,688      12,949        3,131
                              --           --          --            --

Money Market I Fund           --           --          --            --

Nasdaq-100(R) Index Fund      --           --           4           981
                               1            5           5          1,102
                               3          1,395        19          3,056
                               1            5           3           463

Science & Technology Fund     --           --          --            --

                               4           407         15            75
                               4           407         15            75

Small Cap Aggressive           2           101         33           944
Growth Fund                    2           101         33           944
                              --           --          --            --

Small Cap Fund                --           --           2           229
                              --           --           2           229
                              --           --           2           229

                               4           663         74          13,659


                               2           254          6          1,009

Small Cap Index Fund          --           --           4           981
                               1            5           5          1,102
                               3          1,395        19          3,056
                               1            5           3           463

Small Cap Special Values      --           --           3          223.8
Fund
                               4(1)     $501 ($38)      7(1)      $1,052
                                                                   ($188)
                               4(2)     $679 ($74)      7(1)        $810
                                                                   ($188)

Small Cap Strategic Growth    --           --           2           61.9
Fund



Social Awareness Fund         --           --           2           786
                              --           --           4           981
                               1            5           5          1,102
                               4           350         18          3,653
                               4           350          8          1,381

Stock Index Fund              --           --           4           981
                               1            5           5          1,102
                               3          1,395        19          3,056
                               4           350          8          1,381
                               1            5           3           463

VALIC Ultra Fund              --           --          --            --
                              --           --          --            --

                                                                          OTHER ACCOUNTS*
                                                                       (As of May 31, 2005)
                                                                      ----------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      ----------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

                                             Wimberly, Bruce              3        23,127

Value Fund                    Oppenheimer    Leavy, Christopher          11        $8,511



                                                 OTHER ACCOUNTS*
                                              (As of May 31, 2005)
                                ------------------------------------------------
                                 Pooled Investment
                                      Vehicles               Other Accounts
                                ----------------------   -----------------------

                                 No. of       Assets      No. of       Assets
        Portfolio               Accounts   ($ millions)  Accounts   ($ millions)
        ---------               --------   ------------  --------   ------------

                                  --            --         --          --

Value Fund                         2           $33          1         $58




* Other Account information with respect to the Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, and the VALIC Ultra Fund, is provided as of July 31, 2005.


POTENTIAL CONFLICTS OF INTEREST

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts ("Other Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Accounts.

      - Trade Allocations. One situation where a conflict may arise between the Fund and an Other Account is in the allocation of trades among the Fund and the Other Account. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Accounts of a Sub-adviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Trust and the Sub-advisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Funds and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

      - Performance Based Advisory Fees and Portfolio Manager Compensation. As discussed above, a Sub-adviser may base a Portfolio Manager's incentive compensation only on the performance of the Sub-adviser's proprietary Other Accounts and not those accounts which it serves as a sub-adviser, such as the Funds. This creates a conflict that the Portfolio Manager might focus his attention on those Other Accounts that contribute to his compensation and not on the Funds.

      - Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Funds and Other Accounts may result in portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Accounts if the Funds and Other Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Sub-advisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Sub-advisers may have their portfolio managers focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

      - Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, a Sub-adviser's code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, there is no assurance that the Sub-advisers' codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Series Company is not aware of any material conflicts that may arise in the connection with each Sub-adviser's management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as portfolio managers and treat every Fund they sub-advise fairly and equitably over time.

COMPENSATION

         Pursuant to the Subadvisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.

AIGGIC

         Compensation for AIGGIG portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

SAAMCO

         SAAMCO's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, which is the same for all SunAmerica portfolio managers, and is not based on performance. The bonus components of the portfolio managers' salary are based on both the Fund's individual performance and the organizational performance of SunAmerica. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's pre-tax earnings performance relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.

         The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges frm zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

AIM

         AIM seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

         - BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

         - ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instance where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

            High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary determined by AIM and takes into account other subjective factors.

         - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

         - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participation employees the tax benefits of deferring the receipt of a portion of their cash compensation.

         Portfolio mangers also participate in benefit plans and programs available generally to all employees.

AMERICAN CENTURY

         American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

         - BASE SALARY. Portfolio managers receive base pay in the form of a fixed annual salary.

         - BONUS. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

         With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. This is the case for the International Growth I Fund. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This ist he case of the Income & Growth Fund and the Small Cap Fund.

         A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

         A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

         Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses which also providing a link to the adviser's ability to pay.

         - RESTRICTED STOCK PLANS. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

         - DEFERRED COMPENSATION PLANS. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


BHMS



         In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.



         In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.



BRAZOS



         Compensation for Brazos portfolio managers is comprised of a base salary, participation in performance-based bonus plans, and employment benefits including an employer match for the 401(k) plan and a traditional pension plan. Each portfolio manager has the same base salary and participates in certain incentive-based bonus plans designed to reward the top portfolio manager(s). The first bonus plan is a plan whereby each portfolio manager receives a bonus for each product which exceeds the performance of its benchmark for the applicable quarter. In the event that a product's performance does not exceed its benchmark's performance, no bonuses are earned or paid under this plan for the applicable quarter. A second bonus plan is a stock selection bonus paid to the top four portfolio managers ranked by the performance of their stock selections over the preceding twelve months. This bonus is paid out semi-annually regardless of product performance. Each portfolio manager is currently a non-equity partner who participates in a bonus pool which size is equal to 20% of the profits of Brazos determined on an annual basis.



CSAM



         CSAM's compensation to the portfolio managers of the Small Cap Aggressive Growth Fund includes both a fixed base salary component and bonus component. For the portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by the portfolio managers, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which they are responsible. CSAM considers both the short-term

         (generally one year) and long-term (generally three years) performance of the Messrs. Bernstein and Chung relative to the Russell 2000 Growth Index and Lipper Small Cap Growth Funds peer group and Ms. Pardo relative to the Lipper Mid Cap Growth Funds peer group.



         A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all employees of CSAM, portfolio managers participate in CSAM's profit sharing and 401(k) plans.



EVERGREEN



         Evergreen portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.



         The annual bonus has an investment performance component, which accounts for a majority of the annual bonus and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.



         In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.



         To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.



         In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.



         The investment performance component of each portfolio manager's bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change on an annual basis for purposes of calculating bonus compensation.

    PORTFOLIO MANAGER                       INCENTIVE BENCHMARKS
    -----------------                       --------------------
  Walter T. McCormick                     Lipper Equity Income
                                          Lipper Global Funds
                                          Lipper Large Cap Core
                                          Lipper Large Cap Growth
                                          Lipper Large Cap Value
                                          Lipper Multi Cap Growth
                                          Lipper Multi Cap Value
                                          Lipper Small Cap Value
                                          Lipper Technology
                                          Lipper Utility

  Tim Stevenson                           Lipper Small Cap Growth
                                          Callan Small Cap Growth - Mutual Funds
                                          Callan Small Cap Growth - Institutional Funds

  James M. Tringas                        Lipper Equity Income
                                          Lipper Large Cap Core
                                          Lipper Multi Cap Value
                                          Lipper Small Cap Value
                                          Lipper Utility



         Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.



         In addition, portfolio managers may participate, at their election, in various benefits programs, including the following: medical, dental, vision and prescription benefits, life, disability and long-term care insurance, before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.



         These benefits are broadly available to Evergreen employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.



 FRANKLIN ADVISERS



         Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Adviser guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:



         Base salary. Each portfolio manager is paid a base salary.



         Annual bonus. Annual bonuses are structured to align the interests of the portfolio managers with those of a Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock which vest over a three-year period (35% to

         The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:



                  - Investment Performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.



                  - Non-Investment Performance. The more qualitative contributions of a portfolio manager to an Adviser's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.



                  - Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.



                  Additional long term equity-based compensation. Portfolio managers also may be awarded options to purchase shares of Franklin Resources, restricted shares Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.



         Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin Advisers


FRANKLIN PORTFOLIO

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the FPA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.

         All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

         Mellon Elective Deferred Compensation Plan
         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

MFS

         Portfolio manager total cash compensation is a combination of base salary and performance bonus:

         - BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

         - PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

         The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

         The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OPPENHEIMER

         As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

         - COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

              The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper Large Cap Value. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.


PUTNAM



         Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam's total incentive compensation pool that is available to its Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Global Strategy Fund, Global Large-Cap Core Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.



         -  Consistent performance means being above median over one year.



         - Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.



         - Superior performance (which is the largest component of Putnam's incentive compensation program) means being in the top third of the peer group over three and five years.



         In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.


RCM CAPITAL

         RCM Capital operates under a merit system with compensation having the following components:

         -  Competitive salaries

         -  Competitive bonus

         -  Profit Sharing Plan and Phantom Equity Plan

         RCM's compensation strategy begins by preparing competitive benchmarks for each professional in the firm. The overwhelming factor affecting compensation for portfolio managers and analysts is a quantitative measurement of overall performance, both individual and team, relative to peers and appropriate benchmarks on both a one and three year basis. In addition, analysts are evaluated on their ability to successfully advocate and influence portfolio manager investment decisions.

         In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm's Management Committee. Allocations vest over a number of years.

T. ROWE PRICE

         PORTFOLIO MANAGER COMPENSATION. Portfolio manger compensation consists primarily of a base salary, as cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

         Investment performance over one, three, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

         Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manger's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

         Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

         All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

         This compensation structure is used for all portfolios managed by the portfolio manager.


TEMPLETON GLOBAL AND TEMPLETON INVESTMENT



         Templeton Global and Templeton Investment seeks to maintain compensation programs that are competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:



         Base salary. Each portfolio manager is paid a base salary.



         Annual bonus. Annual bonuses are structured to align the interests of the portfolio managers with those of a Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%).



         The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:



                    - Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

                    - Non-Investment Performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and mentoring of staff.



                    - Responsibilities. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal; and



                    - Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.



                  Additional long term equity-based compensation. Portfolio managers also may be awarded options to purchase shares of Franklin Resources, restricted shares Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.



         Portfolio managers also participate in benefit plans and programs available generally to all employees of their respective Adviser.


VAN KAMPEN

         Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

         - BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

         - DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include

               -     CASH BONUS;

               -     MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM
                     (EICP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

               - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Portfolio;

               - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

               - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

         Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

                         - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

                         - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

                         - Contribution to the business objectives of the Investment Adviser.

                         - The dollar amount of assets managed by the portfolio manager.

                         - Market compensation survey research by independent third parties.

                         - Other qualitative factors, such as contributions to client objectives.

                         - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management, that includes all investment professionals.

         Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

WELLINGTON MANAGEMENT

         Conflicts of Interest between the Fund Sub-Advised by Wellington Management and Other Accounts

         Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made of behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

         - DESCRIPTION OF COMPENSATION. The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended May 31, 2005.

         Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the S&P 500 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Megargel is a partner of the firm.

WM ADVISORS

         WM Advisors, Inc. believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors, Inc. receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as a reference when determining salary. The incentive-based portion of the portfolio manager' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the portfolio manager's investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's performance is based on the percentile rankings of the WM Funds or WM Portfolios for which the manager is primarily responsible as well as the WM Funds or WM Portfolios to whose management the manager contributes, with the performance of the primary WM Funds or WM Portfolios being weighted more heavily. Incentive compensation can be targeted up to 85% of a portfolio manager's total compensation. Twenty-five percent of the incentive-based compensation is credited to a deferred compensation account with a three-year vesting schedule. The value of this account is adjusted as though the account had been invested directly in the WM Funds or WM Portfolios to whose management the portfolio manager contributes, with the primary WM Funds or WM Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable WM Fund or WM Portfolio. In addition, certain portfolio managers receive an additional amount that is placed in a deferred compensation account identical to the previously described deferred compensation account except that the amount in the account vests after three years instead of one-third vesting each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

         Although the VALIC Co. I Core Equity Fund is managed similarly to other accounts managed by WM Advisors, Inc., portfolio manager compensation is not based on the investment performance of the VALIC Company I Core Equity Fund.

OWNERSHIP OF PORTFOLIO SHARES

         As of May 31, 2005, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.


                               PORTFOLIO TURNOVER

For the fiscal year ended May 31, 2005, the portfolio turnover rate was lower than the previous year for the Growth & Income Fund due to an unusually high volume of trading. For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Small Cap Fund due to the transition of a portion of the Fund's assets to two new additional sub-advisers in June 2004, which required that a large portion of the Fund's holdings be sold.

For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Government Securities Fund due to increased opportunities in the corporate sector and the repositioning of the Fund's holdings to take advantage of such opportunities. For the same period, the portfolio turnover rate was higher than the previous year for the Asset Allocation Fund due to the realignment of the equity portion of the Fund. For the same period, the portfolio turnover rate was higher than the previous year for the International Equities Fund due to the increase in cash flows into the Fund and the acquisition of numerous stocks in the Japanese market.

For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Value Fund due to a change of a sub-adviser in June 2004 and the realignment of the Fund's holdings in connection therewith.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.


Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100(R) Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, Growth & Income Fund, Income & Growth Fund, International Growth I Fund, Large Cap Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Health Sciences Fund, the Small Cap Fund, Science & Technology Fund and VALIC Ultra Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.


When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.

Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.

The following chart reflects the commission recapture activity for the periods ended May 31, 2005, 2004 and 2003.

                                Fiscal Year     % of Net     Fiscal Year      % of Net       Fiscal Year       % of Net
                                   Ending        Assets         Ending         Assets          Ending           Assets
                                   ------        ------         ------         ------          ------           ------
                                 05/31/2005    05/31/2005     05/31/2004     05/31/2004      05/31/2003       05/31/2003
                                 ----------    ----------     ----------     ----------      ----------       ----------

Core Equity Fund                   $65,298          0.01%       $63,017           0.01%         $273,263           0.05%
Blue Chip Growth Fund                2,522          0.01%         4,618           0.01%            5,039           0.03%
Health Sciences Fund                16,441          0.01%        29,213           0.03%           14,735           0.03%
Science & Technology Fund          142,074          0.01%       195,895           0.01%          170,767           0.02%

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion.

The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2005, 2004 and 2003. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.

                           2005 BROKERAGE COMMISSIONS

                                                                                                      PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF       TRANSACTIONS INVOLVING
                                              AGGREGATE       AMOUNT PAID TO   COMMISSIONS PAID TO    PAYMENTS OF COMMISSIONS
                                              BROKERAGE         AFFILIATED          AFFILIATED             TO AFFILIATED
                  FUND                        COMMISSION     BROKER-DEALERS*     BROKER-DEALERS*          BROKER-DEALERS
                  ----                        ----------     ---------------     ---------------          --------------
Asset Allocation Fund                            $105,217             --             0.00%                      0.00%
Blue Chip Growth Fund                              30,961             --             0.00%                      0.00%
Capital Conservation Fund                              --             --             0.00%                      0.00%
Core Equity Fund                                  471,960             --             0.00%                      0.00%
Government Securities Fund                             --             --             0.00%                      0.00%
Growth & Income Fund                              383,947             --             0.00%                      0.00%
Health Sciences Fund                              221,488             --             0.00%                      0.00%
Income & Growth Fund                              500,158             --             0.00%                      0.00%
Inflation Protected Fund                               --             --             0.00%                      0.00%
International Equities Fund                       310,288             --             0.00%                      0.00%
International Government Bond Fund                     25             --             0.00%                      0.00%
International Growth I Fund                     1,070,292        $27,833             2.60%                      2.52%
Large Cap Growth Fund                           1,412,316             --             0.00%                      0.00%
Large Capital Growth Fund                          17,756             --             0.00%                      0.00%
Mid Cap Index Fund                                137,937             --             0.00%                      0.00%
Mid Cap Strategic Growth Fund                      25,264              5             0.02%                      0.03%
Money Market I Fund                                    --             --             0.00%                      0.00%
Nasdaq-100(R) Index Fund                           10,962             --             0.00%                      0.00%
Science & Technology Fund                       2,390,216             --             0.00%                      0.00%
Small Cap Fund                                  1,607,267             --             0.00%                      0.00%
Small Cap Index Fund                              260,614             --             0.00%                      0.00%
Social Awareness Fund                             462,544             --             0.00%                      0.00%
Stock Index Fund                                   77,957             --             0.00%                      0.00%
Value Fund                                         52,307             56             0.11%                      0.09%

* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan, Morgan Stanley & Co., Inc. and Oppenheimer & Co., Inc.


                           2004 BROKERAGE COMMISSIONS

                                                                                                      PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF       TRANSACTIONS INVOLVING
                                              AGGREGATE       AMOUNT PAID TO   COMMISSIONS PAID TO    PAYMENTS OF COMMISSIONS
                                              BROKERAGE         AFFILIATED          AFFILIATED             TO AFFILIATED
                  FUND                        COMMISSION     BROKER-DEALERS*     BROKER-DEALERS*          BROKER-DEALERS
                  ----                        ----------     ---------------     ---------------          --------------
Asset Allocation Fund                           $47,888             --               0.00%                      0.00%
Blue Chip Growth Fund                            28,731             --               0.00%                      0.00%
Capital Conservation Fund                            --             --               0.00%                      0.00%
Core Equity Fund                                477,643             --               0.00%                      0.00%

Government Securities Fund                           --             --               0.00%                      0.00%
Growth & Income Fund                            968,464         $1,000               0.10%                      0.15%
Health Sciences Fund                            201,163             --               0.00%                      0.00%
Income & Growth Fund                            589,185             23               0.00%                      0.01%
International Equities Fund                      80,845             --               0.00%                      0.00%
International Government Bond Fund                   --             --               0.00%                      0.00%
International Growth I Fund                   1,919,971        110,348               5.75%                      4.86%
Large Cap Growth Fund                         1,942,873          6,000               0.31%                      0.48%
Mid Cap Index Fund                              124,388             --               0.00%                      0.00%
Money Market I Fund                                  --             --               0.00%                      0.00%
Nasdaq-100(R) Index Fund                         35,395             --               0.00%                      0.00%
Science & Technology Fund                     2,554,269             --               0.00%                      0.00%
Small Cap Fund                                1,454,002             --               0.00%                      0.00%
Small Cap Index Fund                            143,437             --               0.00%                      0.00%
Social Awareness Fund                           638,505             --               0.00%                      0.00%
Stock Index Fund                                 95,171             --               0.00%                      0.00%
Value Fund                                       12,807             --               0.00%                      0.00%

* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan/Chase and Blaylock & Partners.

                           2003 BROKERAGE COMMISSIONS

                                                                                                     PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF      TRANSACTIONS INVOLVING
                                             AGGREGATE        AMOUNT PAID TO     COMMISSIONS PAID    PAYMENTS OF COMMISSIONS
                                             BROKERAGE          AFFILIATED        TO AFFILIATED           TO AFFILIATED
                  FUND                       COMMISSION      BROKER-DEALERS*     BROKER-DEALERS*         BROKER-DEALERS
                  ----                       ----------      ---------------     ---------------         --------------
Asset Allocation Fund                           $45,549             --               0.00%                      0.00%
Blue Chip Growth Fund                            23,870             --               0.00%                      0.00%
Capital Conservation Fund                            --             --               0.00%                      0.00%
Core Equity Fund                                520,339             --               0.00%                      0.00%
Government Securities Fund                           --             --               0.00%                      0.00%
Growth & Income Fund                            645,480             --               0.00%                      0.00%
Health Sciences Fund                            191,445             --               0.00%                      0.00%
Income & Growth Fund                            681,961           $432               0.06%                      0.07%
International Equities Fund                       3,271             --               0.00%                      0.00%
International Government Bond Fund                   --             --               0.00%                      0.00%
International Growth I Fund                   2,207,651         93,191               4.22%                      1.53%
Large Cap Growth Fund                         1,362,504             --               0.00%                      0.00%
Mid Cap Index Fund                               80,282             --               0.00%                      0.00%
Money Market I Fund                                  --             --               0.00%                      0.00%
Nasdaq-100(R) Index Fund                         22,377             --               0.00%                      0.00%
Science & Technology Fund                     1,993,818             --               0.00%                      0.00%
Small Cap Fund                                1,731,027             --               0.00%                      0.00%
Small Cap Index Fund                             52,639             --               0.00%                      0.00%
Social Awareness Fund                           329,894             --               0.00%                      0.00%
Stock Index Fund                                186,297             --               0.00%                      0.00%
Value Fund                                       13,777             --               0.00%                      0.00%

* The affiliated broker-dealer that affected transactions with the indicated Funds was J.P. Morgan/Chase.

         In addition, for the fiscal year ended May 31, 2005, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:


                                              GROSS DOLLAR    DOLLAR AMOUNT
                                               VALUE OF             OF
                                             PURCHASE/SALES    COMMISSIONS
                                               DIRECTED TO     DIRECTED TO
                                                RESEARCH         RESEARCH
PORTFOLIO                                       PROVIDERS       PROVIDERS
---------                                       ---------       ---------
     Asset Allocation Fund                     $47,987,114        $39,565
     Blue Chip Growth Fund                         256,568            260
     Capital Conservation Fund                  17,557,000          2,590
     Core Equity Fund                            8,785,865        167,228
     Government Securities Fund                 54,750,000          7,642
     Growth & Income Fund                       25,907,691         36,515
     Health Sciences Fund                          875,928          1,313
     Income & Growth Fund                              ---            ---
     Inflation Protected Fund                          ---            ---
     International Equities Fund                       ---            ---
     International Government Bond Fund                ---            ---
     International Growth I Fund                       ---            ---
     Large Cap Growth Fund                      15,633,446         33,560
     Large Capital Growth Fund                   8,762,849          6,658
     Mid Cap Index Fund                                ---            ---
     Mid Cap Strategic Growth Fund               8,560,189         16,090
     Money Market I Fund                               ---            ---
     Nasdaq-100(R) Index Fund                          ---            ---
     Science & Technology Fund                  32,990,451         71,069
     Small Cap Fund                             31,232,608         56,768
     Small Cap Index Fund                              ---            ---
     Social Awareness Fund                     402,273,105        415,917
     Stock Index Fund                                  ---            ---
     Value Fund                                    128.657          7,620


The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2005.

FUND                             BROKER DEALER                             (000'S)           DEBT OR EQUITY
Asset Allocation                 Bear Stearns Cos., Inc.                    $130                 Equity
                                 Citigroup, Inc.                           2,946                 Equity
                                 Goldman Sachs Group, Inc.                  636                  Equity
                                 JP Morgan Chase & Co.                     1,655                 Equity
                                 Lehman Brothers Holdings, Inc.             223                  Equity
                                 Merrill Lynch & Co., Inc.                  743                  Equity
                                 Morgan Stanley Co., Inc.                   464                  Equity
                                 State Street Bank & Trust Co.               44                  Equity
                                 Citigroup, Inc.                            288                   Debt
                                 Credit Suisse First Boston Corp.           114                   Debt
                                 JP Morgan Chase & Co.                      237                   Debt

                                 Merrill Lynch & Co., Inc.                  140                   Debt
                                 Morgan Stanley Co., Inc.                   280                   Debt
                                 State Street Bank & Trust Co.             8,304                  Debt

Blue Chip                        State Street Bank & Trust Co.              850                  Equity
                                 Citigroup, Inc.                           1,672                 Equity
                                 Goldman Sachs Group, Inc.                  400                  Equity
                                 Merrill Lynch & Co., Inc.                  456                  Equity
                                 Morgan Stanley Co., Inc.                   147                  Equity
                                 Legg Mason, Inc.                           534                  Equity

Capital Conservation             Bear Stearns Cos., Inc.                    264                   Debt
                                 Citigroup, Inc.                            385                   Debt
                                 Credit Suisse First Boston Corp.           145                   Debt
                                 JP Morgan Chase & Co.                      350                   Debt
                                 Merrill Lynch & Co., Inc.                  177                   Debt
                                 State Street Bank & Trust Co.             3,073                  Debt

Core Equity                      Citigroup, Inc.                           14,516                Equity
                                 JP Morgan Chase & Co.                     6,828                 Equity
                                 Merrill Lynch & Co., Inc.                 4,246                 Equity
                                 State Street Bank & Trust Co.             2,520                 Equity
                                 State Street Bank & Trust Co.             9,101                  Debt

Government Securities            State Street Bank & Trust Co.             1,368                  Debt

Growth & Income                  Citigroup, Inc.                           6,138                 Equity
                                 Goldman Sachs Group, Inc.                 1,658                 Equity
                                 JP Morgan Chase & Co.                     2,574                 Equity
                                 State Street Bank & Trust Co.             2,551                  Debt

Health Sciences                  Morgan Stanley Co., Inc.                   835                  Equity

Income & Growth                  JP Morgan Chase & Co.                      439                  Equity

Inflation Protected              Morgan Stanley Co., Inc.                   152                   Debt
                                 Lehman Brothers Holdings, Inc.             155                   Debt
                                 State Street Bank & Trust Co.             1,517                  Debt

International Equities           UBS AG                                    4,092                 Equity
                                 Deutsche Bank AG                          1,877                 Equity
                                 State Street Bank & Trust Co.             19,819                 Debt

International Government         Citigroup Global Markets, Inc.            1,401                  Debt
Bond                             HSBC Finance Corp.                         404                   Debt
                                 State Street Bank & Trust Co.             5,102                  Debt

International Growth I           UBS Securities, LLC                       4,234                 Equity
                                 State Street Bank & Trust Co.             13,650                 Debt

Large Cap Growth                 Citigroup, Inc.                           3,910                 Equity
                                 Goldman Sachs Group, Inc.                 3,920                 Equity
                                 Merrill Lynch & Co., Inc.                 4,883                 Equity

Large Capital Growth             Bear Stearns Cos., Inc.                     45                  Equity
                                 Citigroup, Inc.                             52                  Equity

                                 Goldman Sachs Group, Inc.                  124                  Equity
                                 Lehman Brothers Holdings, Inc.              75                  Equity
                                 Merrill Lynch & Co., Inc.                   71                  Equity
                                 State Street Bank & Trust Co.               97                   Debt

Mid Cap Index                    State Street Bank & Trust Co.             9,367                  Debt


Mid Cap Strategic Growth         State Street Bank & Trust Co.              884                   Debt

Money Market I                   ABN AMRO                                  5,000                  Debt
                                 Bear Stearns Cos., Inc.                   9,992                  Debt
                                 Deutsche Bank Securities, Inc.            6,000                  Debt
                                 Goldman Sachs & Co.                       7,000                  Debt
                                 Merrill Lynch & Co., Inc.                 4,989                  Debt
                                 State Street Bank & Trust Co.              473                   Debt
                                 UBS Finance, Inc.                         10,000                 Debt
                                 UBS Warburg, LLC                          6,000                  Debt

Nasdaq-100 Index                 State Street Bank & Trust Co.             2,395                  Debt

Small Cap                        Investment Technology Group, Inc.         1,354                 Equity
                                 State Street Bank & Trust Co.             1,425                  Debt

Small Cap Index                  State Street Bank & Trust Co.             5,134                  Debt

Social Awareness                 Bank of America Corp.                     10,742                Equity
                                 Citigroup, Inc.                           12,763                Equity
                                 JP Morgan Chase & Co.                     7,339                 Equity
                                 Merrill Lynch & Co., Inc.                  261                  Equity
                                 Morgan Stanley Co., Inc.                   554                  Equity
                                 State Street Bank & Trust Co.             2,726                  Debt

Stock Index                      Bear Stearns Cos., Inc.                   4,576                 Equity
                                 Citigroup, Inc.                          100,222                Equity
                                 Goldman Sachs Group, Inc.                 17,774                Equity
                                 JP Morgan Chase & Co.                     51,723                Equity
                                 Lehman Brothers Holdings, Inc.            10,354                Equity
                                 Merrill Lynch & Co., Inc.                 20,559                Equity
                                 Morgan Stanley Co., Inc.                  22,179                Equity
                                 State Street Bank & Trust Co.             6,518                 Equity
                                 Wachovia Corp.                            32,759                Equity
                                 State Street Bank & Trust Co.             7,489                  Debt

Value                            Citigroup, Inc.                           1,157                 Equity
                                 Lehman Brothers Holdings, Inc.             458                  Equity
                                 State Street Bank & Trust Co.              851                   Debt

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.


                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.


                        DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at a Fund's total assets.

Each Fund's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Series Company; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.


                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PASSIVE FOREIGN INVESTMENT COMPANIES

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marketing to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(H) OF THE CODE

The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS


The Series Company has an authorized capitalization of 29.25 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 33 classes comprising 750 million to 1 billion shares each. Each of the 33 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.


Each outstanding share has one vote on all matters that shareholders vote on. Contract or Plan participants vote on these matters indirectly by voting their units or IRA owners vote their units directly. The way participants vote their units depends on their Contract or Plan. See "Voting Rights" in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At May 31, 2005, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

                                                   VALIC     AIGAIC        AGL
Asset Allocation Fund                              99.97%      --           *
Blue Chip Growth Fund                              99.73%      --           *
Capital Conservation Fund                         100.00%      --           --
Core Equity Fund                                  100.00%      --           --
Government Securities Fund                         88.80%      11.20%       --
Growth & Income Fund                               93.14%       6.86%       --
Health Sciences Fund                               99.96%      --           --

                                                   VALIC     AIGAIC        AGL
Income & Growth Fund                               99.98%      --           --
Inflation Protected Fund                          100.00%      --           --
International Equities Fund                        98.63%      *            *
International Government Bond Fund                100.00%      --           --
International Growth I Fund                       100.00%      --           --
Large Cap Growth Fund                             100.00%      --           --
Large Capital Growth Fund                         100.00%
Mid Cap Index Fund                                 98.43%      --           *
Mid Cap Strategic Growth Fund                     100.00%
Money Market I Fund                                83.19%      *            15.74%
Nasdaq-100(R) Index Fund                           95.03%      --           *
Science & Technology Fund                          99.74%      *            *
Small Cap Fund                                    100.00%      --           --
Small Cap Index Fund                               99.11%      --           *
Social Awareness Fund                             100.00%      --           --
Stock Index Fund                                   94.79%      *            *
Value Fund                                        100.00%      --           --

*    Less than 5% ownership.

As of May 31, 2005, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility

The Series Company has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Series Company and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

The Series Company has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of each Fund according to the Fund's policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Series Company's policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of a Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund's voting positions on specific matters:

      -  Vote with management recommendations on most corporate matters;

      - Vote with management recommendations on proposals to increase or decrease authorized common stock;

      - Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

      - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

      - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

      -  Vote against most shareholder proposals;

      - Abstain from voting on social responsibility or environmental matters, unless the Fund's objective is directly related to the social or environmental matter in question;(1) and

      - Not vote proxies for index funds/portfolios and passively managed funds.(2)

Conflicts of Interest

Senior management of the Series Company and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Series Company's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund's shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Fund, senior management of the Series Company and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.


--------

(1) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

(2) Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

PROXY VOTING RECORDS

IRRC maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors of the Series Company has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, the Series Company does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

The Series Company makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Series Company's fiscal quarter.

In addition, the Series Company generally makes publicly available on a periodic basis information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Series Company's website, marketing communications (including printed advertising and sales literature), and/or the Series Company's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Series Company's legal department. The Series Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. The Series Company's chief compliance officer and/or the Adviser's legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Series Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

The Series Company's chief compliance officer and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' participants and the Funds' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of the Series Company, the Board reviews a report disclosing third parties to whom the Funds' portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, the Series Company routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. The Series Company does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds' holdings: (1) Ernst & Young, LLP, Independent Registered Public Accountants; (2) IRRC, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer,
(7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; and (9) Fluent Technologies, marketing materials. Ernst & Young is provided with entire portfolio holdings information during periods in which it assists in the preparation of shareholder reports and regulatory filings, and does not publicly disclose this information. IRRC receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds' portfolio holdings information and does not publicly disclose this information. Plexus Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 60 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds' fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds' release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE

INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, to serve as independent registered public accounting firm of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of the Series Company are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.


INDEPENDENT
DIRECTORS



                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION(S)       BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH       WITH FUND(1)   BEGAN        DURING PAST 5 YEARS      DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----        -------------------      -----------        --------------
DR. JUDITH L. CRAVEN         Director    August,      Retired Administrator.      88           Director, A.G. Belo
2929 Allen Parkway                       1998                                                  Corporation, a media
Houston, Texas 77019                                                                           company (1992-Present);
10/06/45                                                                                       Director SYSCO Corporation,
                                                                                               a food marketing and
                                                                                               distribution company
                                                                                               (1996-Present); Director,
                                                                                               Luby's, Inc., a restaurant
                                                                                               chain (1998-Present;
                                                                                               Director, University of
                                                                                               Texas Board of Regents
                                                                                               (2001-Present).

WILLIAM F. DEVIN             Chairman    October,     Retired.                    88           Member, Board of Governors,
Chairman, July 2005                      2001                                                  Boston Stock Exchange
2929 Allen Parkway                                                                             (1985-Present).
Houston, Texas 77019
12/30/38

DR. TIMOTHY J. EBNER         Director    August,      Professor and Head,         48           N/A
2929 Allen Parkway                       1998         Department of
Houston, Texas 77019                                  Neuroscience, and
07/15/49                                              Visscher Chair of
                                                      Physiology, University of
                                                      Minnesota
                                                      (1999-Present).
                                                      Formerly, Director,
                                                      Graduate Program in
                                                      Neuroscience, University
                                                      of Minnesota (1995-1999);
                                                      Professor of
                                                      Neurosurgery, University
                                                      of Minnesota (1980-1999).

JUDGE GUSTAVO E. GONZALES,   Director    August,      Retired.                    48           N/A
JR.                                      1998
2929 Allen Parkway
Houston, Texas 77019
07/27/40


--------


(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement discussed below.


(2) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company (33 funds), VALIC Company II (15 funds), AIG Series Trust, Inc. (4 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), and Season Series Trust (24 portfolios).


(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.


                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE   PRINCIPAL OCCUPATION(S)         BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH       WITH FUND(1)   BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
DR. NORMAN HACKERMAN         Director    1984       President Emeritus, Rice      48           Chairman, Scientific
2929 Allen Parkway                                  University, Houston,                       Advisory Board for The
Houston, Texas 77019                                Texas (1985-Present).                      Robert A. Welch Foundation
03/02/12                                                                                       (1983-Present).

DR. JOHN W. LANCASTER        Director    1984       Pastor Emeritus and           48           N/A
2929 Allen Parkway                                  Director of Planned
Houston, Texas 77019                                Giving, First
12/15/23                                            Presbyterian Church,
                                                    Houston, Texas
                                                    (1997-Present).

KENNETH J. LAVERY            Director    October,   Vice President of             48           Director, Board of
2929 Allen Parkway                       2001       Massachusetts Capital                      Overseers, Newton Wellesley
Houston, Texas 77019                                Resources Company                          Hospital (1996-Present).
12/30/49                                            (1982-Present).

BEN H. LOVE                  Director    1993       Retired.                      48           N/A
2929 Allen Parkway
Houston, Texas 77019
09/26/30

DR. JOHN E. MAUPIN, JR.      Director    August,    President, Meharry            48           Director, Monarch Dental
2929 Allen Parkway                       1998       Medical College,                           Corporation (1997-Present);
Houston, Texas 77019                                Nashville, Tennessee                       Director, Pinnacle
10/28/46                                            (1994-Present).                            Financial Partners, Inc.
                                                                                               (2000-Present).


INTERESTED DIRECTORS



                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE   PRINCIPAL OCCUPATION(S)         BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH       WITH FUND(1)   BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
PETER A. HARBECK             Director    October,   President, CEO and            97           N/A
The SunAmerica Center                    2001       Director, SAAMCo
733 Third Avenue                                    (1995-Present); Director,
New York, New York 10017                            AIG SunAmerica Capital
01/23/54                                            Services, Inc. ("SACS")
                                                    (August 1993-Present),
                                                    President and CEO, AIG
                                                    Advisor Group, Inc. (June
                                                    2004-Present).

OFFICERS


                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE    PRINCIPAL OCCUPATION(S)        BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH        WITH FUND     BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
EVELYN M. CURRAN             President   October,   President and Principal       N/A          N/A
2919 Allen Parkway           and         2002       Executive Officer, VC I
Houston, Texas 77019         Principal              and VALIC Company II ("VC
06/04/65                     Executive              II") (2002-Present);
                             Officer                Senior Vice President,
                                                    Variable Products and
                                                    Funds VALIC
                                                    (2001-Present); Vice
                                                    President, Series Company
                                                    and VC II (2001-2002).
                                                    Formerly, Vice President,
                                                    American General Fund
                                                    Group (1999-Present).
                                                    Senior Attorney, American
                                                    General Corporation
                                                    (1997-1999).

NORI L. GABERT               Vice        October,   Vice President and Deputy     N/A          N/A
2929 Allen Parkway           President   2000       General Counsel, SAAMCo
Houston, TX 77019            and                    (2001-Present); Vice
08/15/53                     Secretary              President and Assistant
                                                    Secretary, Seasons Series
                                                    Trust (2001-Present); Vice
                                                    President, Series Company
                                                    and VC II (1998-Present);
                                                    Secretary, VC I and VC II
                                                    (2000-Present); Formerly,
                                                    Associate General Counsel,
                                                    American General
                                                    Corporation, (1997-2001);
                                                    Assistant Secretary, VC I
                                                    and VC II (1998-2000).

DONNA M. HANDEL              Vice        October,   Vice President and            N/A          N/A
The SunAmerica Center        President   2001       Assistant Treasurer, VC I
733 Third Avenue             and                    and VC II (2001-Present);
New York, New York 10017     Assistant              Vice President
06/25/66                     Treasurer              (2001-Present),
                                                    Treasurer (2002-Present)
                                                    and Assistant Treasurer
                                                    (1999-2002), Seasons
                                                    Series Trust; Vice
                                                    President, SAAMCo
                                                    (1996-Present); Vice
                                                    President (2000-Present),
                                                    Treasurer (2002-Present)
                                                    and Assistant Treasurer
                                                    (1996-2002), SunAmerica
                                                    Equity Funds, SunAmerica
                                                    Income Funds and
                                                    SunAmerica Money Market
                                                    Funds, Inc., Anchor
                                                    Series Trust, SunAmerica
                                                    Focused Series, Inc.;
                                                    Treasurer, AIG Series
                                                    Trust, Inc.
                                                    (2004-Present).


                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE    PRINCIPAL OCCUPATION(S)        BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH        WITH FUND     BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
GREGORY R.  KINGSTON         Treasurer   October,   Treasurer and Principal       N/A          N/A
2919 Allen Parkway           and         2002       Financial Officer, VC I
Houston, Texas 77019         Principal              and VC II
01/18/66                     Financial              (2002-Present);Vice
                             Officer                President and Assistant
                                                    Treasurer, Seasons Series
                                                    Trust (2001-Present);
                                                    Treasurer, VC I and VC II
                                                    (2000-Present). Formerly,
                                                    Vice President, American
                                                    General Investment
                                                    Management, L.P.
                                                    (1999-2001); Assistant
                                                    Treasurer, First
                                                    Investors Management Co.
                                                    (1994-1999).

JOHN PACKS                   Vice        October,   Vice President and Senior     N/A          N/A
99 High Street               President   2001       Investment Officer, VC I
Boston, Massachusetts 02110  and                    and VC II (2001-Present);
12/09/55                     Senior                 Senior Investment
                             Investment             Officer, VALIC
                             Officer                (2001-Present).
                                                    Formerly, Senior Vice
                                                    President-Investment
                                                    Research, American General
                                                    Fund Group (2000-2001);
                                                    Principal, Cypress Holding
                                                    Company (1995-2000).


Independent Directors receive an annual retainer of $31,500, and a meeting fee of $4,075 for each Board meeting and $2,000 for each special Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $500 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $250 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $500 for each Committee Meeting chaired not held in conjunction with a Board Meeting.

The Series Company has an Audit Committee on which each of the Independent Directors serves with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2005, the Audit Committee held four meetings. The Series Company has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The Series Company does not have a standing compensation committee. During the fiscal year ended May 31, 2005, the Governance Committee held five meetings. The Series Company has a Compliance and Ethics Committee comprised of Ms. Craven, Mr. Lavery, Judge Gonzales and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as wells as any material compliance matters arising under Rule 38a-1 policies and procedures approved by the Board of Directors. The Series Company has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Hackerman, Mr. Lavery, Judge Gonzales and Dr. Maupin, which reviews brokerage issues but does not meet on a formal basis.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Series Company. The Directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2005.

DIRECTOR OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND(1)                     DIRECTOR IN FAMILY(2)
Dr. Judith L. Craven                                      $0                                     $0
William F. Devin                                           0                                     0
Dr. Timothy J. Ebner                                       0                                     0
Judge Gustavo E. Gonzales, Jr.                             0                                     0
Dr. Norman Hackerman                                       0                                     0
Dr. John W. Lancaster                                      0                                     0
Kenneth J. Lavery                                          0                                     0
Ben H. Love                                                0                                     0
Dr. John E. Maupin, Jr.                                    0                                     0

------------------------

(1) Includes the value of shares beneficially owned by each Director in the Series Company as of May 31, 2005.


(2)  Includes the Series Company (33 series) and VC II (15 series).

INTERESTED DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND                          DIRECTOR IN FAMILY
           ----------------                            --------                          ------------------
Paige T. Davis                                             0                                     0
Peter A. Harbeck                                           0                                     0

As of May 31, 2005, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT DIRECTORS

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2005. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2005

        NAME OF DIRECTOR            AGGREGATE COMPENSATION      PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
                                     FROM SERIES COMPANY      BENEFITS ACCRUED AS PART       FUND COMPLEX PAID TO
                                                               OF FUND EXPENSES (1)(2)           DIRECTORS (2)
Dr. Judith L. Craven                       $55,187                     $148,967                      $92,690
William Devin                               55,187                      153,167                       81,470
Dr. Timothy Ebner(3)                        46,527                       66,725                      109,401
Judge Gustavo E. Gonzales(3)                49,252                       70,650                       78,978
Dr. Norman Hackerman                        54,725                       78,500                       79,679
Dr. John W. Lancaster                       56,572                       80,500                      100,733
Kenneth J. Lavery                           50,183                       71,350                       89,757
Ben H. Love                                 56,341                       80,250                      132,591
Dr. John E. Maupin, Jr.                     55,650                       79,500                       54,335

(1) All current Directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2005, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 7 years; Messrs. Devin and Lavery - approximately 4 years.

(2) Includes VC I, VC II, SunAmerica Series Trust, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, AIG Series Trust and SunAmerica Money Market Funds.

(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2005, the current value of the deferred compensation is $40,851 and $25,688 for Dr. Ebner and Mr. Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                                            YEARS OF SERVICE AT RETIREMENT
 COMPENSATION AT       5 YEARS                                                                           10 OR MORE
   RETIREMENT         AND UNDER         6 YEARS         7 YEARS          8 YEARS          9 YEARS          YEARS

     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000
     $70,000           $35,000          $42,000         $49,000          $56,000          $63,000         $70,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

      -  Leading market positions in well established industries

      -  High rates of return on funds employed

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                 VALIC COMPANY I

                            PART C. OTHER INFORMATION

ITEM 22. EXHIBITS

a. (1)        Articles of Incorporation. (7)

   (2) Articles Supplementary to the Articles of Incorporation, effective April 10, 1990. (7)

   (3) Articles Supplementary to the Articles of Incorporation, effective September 28, 1990. (7)

   (4) Amendment One to the Articles of Incorporation, effective October 1, 1991. (7)

   (5)        Amendment Two to the Articles of Incorporation, effective May 1,
              1992. (7)

   (6) Articles Supplementary to the Articles of Incorporation, effective May 1, 1992. (7)

   (7) Articles Supplementary to the Articles of Incorporation, effective January 20, 1994. (7)

   (8) Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)

   (9) Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)

   (10) Articles Supplementary to the Articles of Incorporation, effective May 1, 1995. (7)

   (11) Articles of Amendment to the Articles of Incorporation, effective October 1, 1997. (6)

   (12)       Restated Articles of Incorporation, effective December 31, 2001.
              (10)

   (13) Articles of Amendment to the Articles of Incorporation, effective December 31, 2001. (11)

   (14) Articles Supplementary to Restated Articles of Incorporation, effective September 29, 2004. (16)

   (15) Articles of Amendment to the Articles of Incorporation, effective September 16, 2005. (18)

   (16) Articles Supplementary to Restated Articles of Incorporation, effective September 19, 2005. (18)

b.            By-Laws as amended and restated October 29, 1991 (7)

c.            Not Applicable

d. (1) Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on August 2, 2004. (15)

   (1)(a) Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on October 2, 2004. (17)

   (1)(b) Form of Amendment No. 2 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005. Filed herewith.

   (1)(c) Form of Amendment No. 3 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005. Filed herewith.

   (2) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company ("VALIC") and AIG Global Investment Corp., dated January 1, 2002. (11)

   (3) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp., dated December 20, 2004. (17)

   (4) Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated August 29, 2001. (8)

   (5) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated June 21, 2004. (15)

   (6) Investment Sub-Advisory Agreement between VALIC and Franklin Portfolio Associates, LLC, dated June 21, 2004. (15)

   (7)        Investment Sub-Advisory Agreement between VALIC and
              OppenheimerFunds, Inc., dated June 21, 2004. (15)

   (8) Investment Sub-Advisory Agreement between VALIC and AIG SunAmerica Asset Management Corp., dated January 1, 2002. (11)

   (9) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIG Sun America Asset Management Corp., dated December 20, 2004. (17)

   (10) Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Science & Technology Fund) dated August 29, 2001. (8)

   (11) Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Founders/T. Rowe Small Cap Fund) dated August 29, 2001. (8)

   (12) Investment Sub-Advisory Agreement between VALIC and WM Advisors, Inc., dated January 1, 2002. (10)

   (13) Investment Sub-Advisory Agreement between VALIC and Wellington Management Company LLP dated August 29, 2001. (8)

   (14) Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Large Capital Growth Fund) dated December 20, 2004. (17)

   (15) Investment Sub-Advisory Agreement between VALIC and John McStay Investment Counsel, LP (Mid Capital Growth Fund) dated December 20, 2004. (17)

   (16) Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc. (Mid Capital Growth Fund) dated December 20, 2004. (17)

   (17) Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (International Growth I Fund) dated June 20, 2005. (18)

   (18) Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC (Science & Technology Fund) dated September 19, 2005. (18)

   (19) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (International Growth I Fund) dated June 20, 2005. Filed herewith.

   (20) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. (International Growth I Fund) dated June 20, 2005. Filed herewith.

   (21) Form of Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, LLC (VALIC Ultra Fund) dated December 5, 2005. Filed herewith.

   (22) Form of Investment Sub-Advisory Agreement between VALIC and Barrow, Hanley, Mewhinney & Strauss, Inc. (Broad Cap Value Fund) dated December 5, 2005. Filed herewith

   (23) Form of Investment Sub-Advisory Agreement between VALIC and Credit Suisse Asset Management, LLC (Small Cap Aggressive Growth Fund) dated December 5, 2005. Filed herewith.

   (24) Form of Investment Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC (Large Cap Core Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund) dated

              December 5, 2005. Filed herewith.

   (25) Form of Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund) dated December 5, 2005. Filed herewith.

   (26) Form of Investment Sub-Advisory Agreement between VALIC and Putnam Investment Management, LLC (Small Cap Special Values Fund, Global Equity Fund) dated December 5, 2005. Filed herewith.

   (27) Form of Investment Sub-Advisory Agreement between Templeton Global Advisers Limited (Foreign Value Fund) dated December 5, 2005. Filed herewith.

   (28) Form of Investment Sub-Advisory Agreement between Templeton Investment Counsel, LLC (Global Strategy Fund) dated December 5, 2005. Filed herewith.

e.            Not Applicable

f.            Not Applicable

g. (1)    (a) Custodian Contract between Registrant and State Street Bank and
              Trust Company dated January 27, 1994. (7)

          (b) Custodian Fee Schedule between Registrant and State Street Bank and Trust Company (6)

          (c) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 30, 1995. (6)

          (d) Amendment to Custodian Contract dated October 18, 2000. (9)

   (2) Securities Lending Authorization Agreement as Amended between Registrant and State Street Bank and Trust Company effective July 15, 1995. (7)

h. (1) Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000. (8)

   (2) Amended and Restated Accounting Services Agreement between Registrant and VALIC effective May 1, 2001. (8)

   (3) Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp. effective October 1, 2001. (9)

   (4) Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003. (14)

i.            Legal Opinion. Filed herewith.

j.            Reserved.

k.            Not Applicable

l.            Not Applicable

m.            Not Applicable

n.            Not Applicable

o.            Reserved

p. (1)        Code of Ethics - American Century Investment Management, Inc.
              (15).

   (2)        Code of Ethics - T Rowe Price Associates, Inc. (15)

   (3)        Code of Ethics - Wellington Management Company LLP. (13)

   (4)        Code of Ethics - WM Advisors, Inc. (13)

   (5)        Code of Ethics - SunAmerica Asset Management Corp. (11)

   (6)        Code of Ethics - AIG Global Investment Corp. (11)

   (7) Code of Ethics - AIG SunAmerica Asset Management Corp. and VALIC dated January 1, 2003. (14)

   (8)        Code of Ethics - Franklin Portfolio Associates, LLC. (15)

   (9)        Code of Ethics - OppenheimerFunds, Inc. (15)

   (10)       Code of Ethics - A I M Capital Management, Inc. (17)

   (11)       Code of Ethics - Brazos Capital Management, L.P. (17)

   (12)       Code of Ethics -- Morgan Stanley Asset Management Inc. (17)

   (13)       Code of Ethics -- Massachusetts Financial Services Company. (18)

   (14)       Code of Ethics -- RCM Capital Management, LLC. (18)

   (15) Code of Ethics -- Barrow, Hanley, Mewhinney & Strauss, Inc. Filed herewith.

   (16) Code of Ethics -- Credit Suisse Asset Management, LLC. Filed herewith.

   (17) Code of Ethics -- Evergreen Investment Management Company, LLC. Filed herewith.

   (18)       Code of Ethics -- Franklin Advisers, Inc. Filed herewith.

   (19) Code of Ethics -- Putnam Investment Management, LLC. Filed herewith.

   (20) Code of Ethics -- Templeton Investment Counsel, LLC. Filed herewith.

   (21) Code of Ethics -- Templeton Global Advisers Limited. Filed herewith.

Footnotes:

1. Incorporated by reference to the Registrant's Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No.
     0000950129-96-002176).

6. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No.
     0000950129-98-004009).

8. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No.
     0000950129-01-503229).

9. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No.
     0000719423-01-500030).

10. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

11. Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12. Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13. Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14. Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

15. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-83631).

16. Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 4, 2004 (File No. 2-83681).

17. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2004 (File No. 2-83681).

18. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 13, 2005 (File No. 2-83681).

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 24. INDEMNIFICATION

Registrant's Restated Articles of Incorporation, Item 22. a. (12.) of this Registration Statement, provide, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers Professional Liability Insurance Policy of $45 million in the aggregate. Insurance providers are as follows:

     Arch Insurance Company
     One Liberty Plaza, 53rd Floor
     New York, New York 10006

     Twin City Fire Insurance Company

     2 Park Avenue
     New York, New York 10016

     Liberty Mutual Insurance Company
     55 Water Street, 18th Floor
     New York, New York 10016

     U.S. Specialty Insurance Company
     37 Radio Circle Drive
     Mount Kisco, New York 10549

     Federal Insurance Company
     55 Water Street
     New York, New York 10041

Section 3 of the Investment Advisory Agreement (the "Agreement") between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC's directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption "About the Series Company's Management" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Adviser" of the Statement of Additional Information which comprises Part B of the Registration Statement.

ITEM 26. PRINCIPAL UNDERWRITERS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:

The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

THE CUSTODIAN:

The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE ADMINISTRATOR

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5

Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

A I M Capital Management, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046

Barrow, Hanley, Mewhinney & Strauss, Inc.
2200 Ross Avenue, 31st Floor
Dallas, Texas 75201

Brazos Capital Management, LP
(formerly John McStay Investment Counsel, LP)
5949 Sherry Lane
Suite 1600
Dallas, Texas 75225

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

American Century Global Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Credit Suisse Asset Management LLC
466 Lexington Avenue
New York, New York 10017

Evergreen Investment Management Company, LLC
200 Berkeley Street
Boston, Massachusetts 02116

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403

Franklin Portfolio Associates, LLC
One Boston Place, 29th Floor
Boston, Massachusetts 02108

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

RCM Capital Management LLC
4 Embarcadero Center
San Francisco, California 94111

Templeton Global Advisers Limited
500 East Broward Boulevard, Suite 2100
Fort Lauderdale, Florida 33394

Templeton Investment Counsel, LLC
500 East Broward Boulevard, Suite 2100
Fort Lauderdale, Florida 33394

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

WM Advisors, Inc.
1201 Third Street
Seattle, Washington 98101

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

ITEM 28. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 29. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas, on the 20th day of September, 2005.

VALIC Company I


By: /s/ EVELYN M. CURRAN
    ---------------------------------
    Evelyn M. Curran, President
   (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                               Title                           Date
---------                               -----                           ----


/s/ EVELYN M. CURRAN                    President                       September 20, 2005
-------------------------------------   (Principal Executive Officer)
Evelyn M. Curran


/s/ GREGORY K. KINGSTON                 Treasurer                       September 20, 2005
-------------------------------------   (Principal Financial Officer)
Gregory R. Kingston


                 *                      Director                        September 20, 2005
-------------------------------------
Judith Craven


                 *                      Director                        September 20, 2005
-------------------------------------
William F. Devin


                 *                      Director                        September 20, 2005
-------------------------------------
Timothy J. Ebner


                 *                      Director                        September 20, 2005
-------------------------------------
Gustavo E. Gonzales, Jr.


                 *                      Director                        September 20, 2005
-------------------------------------
Norman Hackerman


                 *                      Director                        September 20, 2005
-------------------------------------
Peter A. Harbeck


                 *                      Director                        September 20, 2005
-------------------------------------
John W. Lancaster


                 *                      Director                        September 20, 2005
-------------------------------------
Kenneth J. Lavery


                 *                      Director                        September 20, 2005
-------------------------------------
Ben H. Love


                 *                      Director                        September 20, 2005
-------------------------------------
John E. Maupin, Jr.


*By: /s/ NORI L. GABERT
     --------------------------------
     Nori L. Gabert
     Attorney-in-Fact

                                  EXHIBIT INDEX

ITEM 22.

d.(1)(b)   Form of Amendment No. 2 to Investment Advisory Agreement between
           VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005.

d.(1)(c)   Form of Amendment No. 3 to Investment Advisory Agreement between
           VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005.

d.(19) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (International Growth I Fund) dated June 20, 2005.

d.(20) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc.
           (International Growth I Fund) dated June 20, 2005.

d.(21)     Form of Amendment No. 3 to Investment Sub-Advisory Agreement between
           VALIC and American Century Investment Management, LLC (VALIC Ultra
           Fund) dated December 5, 2005.

d.(22)     Form of Investment Sub-Advisory Agreement between VALIC and Barrow,
           Hanley, Mewhinney & Strauss, Inc. (Broad Cap Value Fund) dated
           December 5, 2005.

d.(23)     Form of Investment Sub-Advisory Agreement between VALIC and Credit
           Suisse Asset Management LLC (Small Cap Aggressive Growth Fund) dated
           December 5, 2005.

d.(24)     Form of Investment Sub-Advisory Agreement between VALIC and Evergreen
           Investment Management Company, LLC (Large Cap Core Fund, Small Cap
           Special Values Fund, Small Cap Strategic Growth Fund) dated December
           5, 2005.

d.(25)     Form of Investment Sub-Advisory Agreement between VALIC and Franklin
           Advisers, Inc. (Global Strategy Fund) dated December 5, 2005.

d.(26)     Form of Investment Sub-Advisory Agreement between VALIC and Putnam
           Investment Management, LLC (Small Cap Special Values Fund, Global
           Equity Fund) dated December 5, 2005.

d.(27)     Form of Investment Sub-Advisory Agreement between Templeton Global
           Advisers Limited (Foreign Value Fund) dated December 5, 2005.

d.(28)     Form of Investment Sub-Advisory Agreement between Templeton
           Investment Counsel, LLC (Global Strategy Fund) dated December 5,
           2005.

i.         Legal Opinion.

p.(15)     Code of Ethics -- Barrow, Hanley, Mewhinney & Strauss, Inc.

p.(16)     Code of Ethics -- Credit Suisse Asset Management, LLC.

p.(17)     Code of Ethics -- Evergreen Investment Management Company, LLC.

p.(18)     Code of Ethics -- Franklin Advisers, Inc.

p.(19)     Code of Ethics -- Putnam Investment Management, LLC.

p.(20)     Code of Ethics -- Templeton Investment Counsel, LLC.

p.(21)     Code of Ethics -- Templeton Global Advisers Limited.